Exhibit 10.1

Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

IPEF III Holdings n° 11 S.A.

18 rue de l’Eau

L-1449 Luxembourg

Columna Holdings Limited

1 Royal Plaza

Royal Avenue

St Peter Port

Guernsey GY 2HL

Bridgeview, 21 July 2014

Dear Sirs,

RE: investment agreement in PM Group S.p.A.

we refer to our previous conversations and propose hereby the following agreement:

INVESTMENT AGREEMENT

by and between

Manitex International Inc., a company duly organized and validly existing under the laws of the State of Michigan (U.S.A.), with registered office at 9725 Industrial Drive, Bridgeview, Illinois, represented herein by Andrew Rooke, President and Chief Operating Officer duly authorized by virtue of the board of directors resolution of 10 July 2014 (hereinafter “Manitex”)

- on the one hand -

and

Exhibit 10.1

Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

IPEF III Holdings n° 11 S.A., a company duly organized and validly existing under the laws of Luxembourg, with registered office at 18 Rue de l’Eau, Luxembourg, Companies Registry number B 78607, Italian tax code 97398790150 represented herein by Emanuela Di Muzio by virtue of a special power of attorney granted in Luxembourg on 5 June 2014 before Notary Michael Martine Schaeffer (hereinafter “IPEF”)

and

Columna Holdings Limited, a limited liability company duly organized and validly existing under the laws of England, with registered office at 1 Royal Plaza, Royal Avenue, St Peter Port, Guernsey, represented herein by Emanuela Di Muzio by virtue of a special power of attorney granted in Guernsey on 25 June 2014 before Notary Michael Julian Riddiford (hereinafter “Columna”)

- on the other hand –

Exhibit 10.1

Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

TABLE OF CONTENTS

RECITALS

ARTICLES:

LIST OF THE SCHEDULES:

Schedule F(a) – resolution of the board of directors of PM of 10 June 2014

Schedule F(b) – draft financial statements of PM as at 31 December 2013

Schedule G(a) – resolution of the board of directors of O&S of 10 June 2014

Schedule G(b) – draft financial statements of O&S as at 31 December 2013

Schedule H(a) – notice of PM’s ordinary and extraordinary shareholders meeting of 30 June 2014

Schedule I(a) – notice of O&S’s ordinary and extraordinary shareholders meeting of 30 June 2014

Schedule J – list of candidate directors filed by IPEF on 20 June 2014

Schedule K(a) – execution copy of the Banks Restructuring Agreement

Exhibit 10.1

Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

Schedule K(b) – execution copy of the Fiduciary Mandate for the PM Shares

Schedule K(c) – execution copy of the Fiduciary Mandate for the Pilosio Shares

Schedule K(d) – execution copy of the Escrow Agreement

Schedule K(e) – execution copy of the Pilosio Transfer Agreement

Schedule K(f) – execution copy of the Assignment Agreements of the PM Bank Debts

Schedule K(g) – execution copy of the Put and Call Agreement

Schedule K(h) – execution copy of the Assignment Agreements of the O&S Bank Debts

Schedule 1.1 – Restructuring Plan

Schedule 3.1 – Resignation letter of directors and possibly statutory auditors (sindaci)

Schedule 5.1(c)(iii) – by-laws of PM and O&S

Exhibit 10.1

Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

RECITALS

A.	IPEF is an investment vehicle fully owned by Columna;

B.	PM Group s.p.a. is a company duly incorporated and validly organised under the laws of Italy, with registered office at 22 Via Verdi, San Cesario sul Panaro (MO), Italy, number of registration at the Register of Companies of Modena 334223, with a share capital of Euro 23,311,420.00, fully paid-in and divided into no. 101,312,500 ordinary shares with no nominal value (hereinafter referred to as “PM”);

C.	PM owns 100% of the shares of the following companies:

(i)	Oil&Steel s.p.a, a company duly incorporated and validly organised under the laws of Italy, with registered office at 22 Via Verdi, San Cesario sul Panaro (MO), Italy, number of registration at the Register of Companies of Modena 02313650364 with a share capital of Euro 362,400.00 fully paid-in and divided in no. 362,400 ordinary shares, each having a par value of Euro 1.00 (hereinafter referred to as “O&S”);

(ii)	Pilosio s.p.a., a company duly incorporated and validly organised under the laws of Italy, with registered office at Via Fermi 45, Tavagnacco (UD), Italy, number of registration at the Register of Companies of Udine 251502 with a share capital of Euro 5,000,000.00 fully paid-in and divided into no. 5,000,000 ordinary shares, each having a par value of Euro 1.00 (hereinafter referred to as “Pilosio”);

D.	the share capital of PM is currently held by the following shareholders (hereinafter the “Shareholders”), IPEF being the majority shareholder:

Shareholders	No. Shares	Percentage of PM’s share capital
IPEF	77,669,404	76.66%
Felofin s.p.a.	16,786,091	16.57%
BS Private Equity s.r.l.	1,182,784	1.17%
Luigi Fucili	1,083,555	1.07%

Exhibit 10.1

Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

Andrea Antonino Certo	993,260	0.98%
Paolo Balugani	939,082	0.93%
Giuliano Asperti	845,174	0.83%
Attilio Imi	657,358	0.65%
Nicola Zago	516,495	0.51%
Giancarlo Gaggioli	361,185	0.36%
Fosco Celi	187,816	0.19%
Giovanni Tacconi	90,296	0.09%

E.	PM and O&S are primarily engaged in the manufacturing and sale of truck mounted hydraulic cranes and aerial platforms.

F.	On 10 June 2014 by virtue of the resolution attached hereto as Schedule F(a) the board of directors of PM approved the draft financial statements of PM as at 31 December 2013 attached hereto as Schedule F(b) and resolved to call in:

1)	the ordinary shareholders meeting of PM on 30 June 2014 in first call and on 30 July 2014 in second call to resolve on:

(i).	the approval of the financial statement of PM as at 31 December 2013; and

(ii).	the appointment of the new directors, including the President of the Board of Directors, and statutory auditors (sindaci) in lieu of the current directors and statutory auditors (sindaci) whose office will terminate by law upon approval of the financial statements under paragraph (i) above; and

(iii).	the appointment of the auditing company for the fiscal years 2014-2017 (hereinafter the “PM’s Ordinary Shareholders Meeting”)

and

2)	the extraordinary shareholders meeting of PM on 30 June 2014 in first call and 30 July 2014 in second call (hereinafter the “PM’s Extraordinary Shareholders’ Meeting”) to resolve on the following actions (hereinafter collectively the “Capital Increases”):

Exhibit 10.1

Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

(i)	a capital increase for Euro 10,000,000.00 plus a share premium of Euro 7,927,316.00 and an equity contribution of Euro 26,572,684.00 to cover losses (equal to a total amount of Euro 44,500,000.00) – conditional upon full subscription thereof (inscindibile) and Final Confirmation (as defined below) – to be subscribed for by the Shareholders and paid-in in cash and/or by way of set-off of due claims of the Shareholders against PM (hereinafter the “Shareholders Capital Increase”);

and, in the event of failure of the Shareholders to subscribe in full for the Shareholders Capital Increase,

(ii)	a capital increase for 10,000,000.00 plus a share premium of Euro 7,927,316.00 and an equity contribution of Euro 26,572,684.00 to cover losses (equal to a total amount of Euro 44,500,000.00)—conditional upon full subscription thereof (inscindibile) and Final Confirmation (as defined below)—to be subscribed for by Manitex and paid–in in cash and/or by way of set-off of due claims of Manitex against PM (hereinafter the “Manitex Capital Increase”).

G.	On 10 June 2014 by virtue of the resolution attached hereto as Schedule G(a) the board of directors of O&S approved the draft financial statements of O&S as at 31 December 2013 attached hereto as Schedule G(b) and resolved to call in:

1)	the ordinary shareholders meeting of O&S on 30 June 2014 in first call and 30 July 2014 in second call to resolve on the approval of the financial statement as at 31 December 2013 and the appointment of the auditing company for the fiscal years 2014-2017 (hereinafter the “O&S Ordinary Shareholders Meeting”);

and

2)	the extraordinary shareholders meeting of O&S on 30 June 2014 in first call and 30 July 2014 in second call (hereinafter the “O&S Extraordinary Shareholders’ Meeting”) to resolve on the following actions:

Exhibit 10.1

Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

(i)	a capital increase in two tranches - the first one to be paid-in full (inscindibile)- for Euro 1.000,000.00 plus a share premium of Euro 2,500.996,00 and a second one – that can be subscribed and paid for also partially - for Euro 600,000.00 plus in any case an equity contribution of Euro 6,197,686.00 to cover losses – conditional upon both the Final Confirmation (as defined below) and subscription in full for the Shareholders Capital Increase or the Manitex Capital Increase, as the case may be – through issuance of corresponding ordinary shares of O&S to be subscribed for by PM and paid–in in cash or by way of set-off of due claims of PM against O&S (hereinafter the “O&S Capital Increase”).

H.	The board of directors of PM called in PM’s Extraordinary Shareholders Meeting and PM’s Ordinary Shareholders Meeting pursuant to the notice of meeting, duly delivered to the shareholders, attached hereto as Schedule H(a).

I.	The board of directors of O&S called in O&S Extraordinary Shareholders Meeting and O&S Ordinary Shareholders Meeting pursuant to the notice of meeting attached hereto as Schedule I(a).

J.	On 20 June 2014 IPEF filed with PM the list of candidate directors attached hereto as Schedule J in respect of the renewal of the board of directors of PM.

K.	On the date hereof (the “Signing Date”) the following actions took place:

(a)	PM and O&S executed with the Banks (as defined below) the debt restructuring agreement under article 182bis of the IBL (as defined below) attached hereto as Schedule K (a) (the “Banks Restructuring Agreement”);

(b)	IPEF mandated the Fiduciary Company (as defined below) to manage its equity interests in PM by executing the fiduciary mandate attached hereto as Schedule K (b) (the “Fiduciary Mandate for the PM Shares”) ;

(c)	PM mandated the Fiduciary Company (as defined below) to manage its equity interests in Pilosio by executing the fiduciary mandate attached hereto as Schedule K (c) (the “Fiduciary Mandate for the Pilosio Shares”);

Exhibit 10.1

Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

(d)	Columna, PM and the escrow agent executed the escrow agreement attached hereto as Schedule K (d) (the “Escrow Agreement”);

(e)	PM and Columna, through its subsidiary Polo Holdings S.à.r.l., executed the share purchase agreement attached hereto as Schedule K (e) in connection with the transfer of 100% of the equity interest in Pilosio (the “Pilosio Transfer Agreement”) and Columna, through its subsidiary Polo Holdings S.à.r.l., paid Euro 1,000,000.00 (one million) into the Escrow (as defined below);

(f)	Manitex and the Senior Banks (as defined below) executed the agreements attached hereto as Schedule K (f) with respect to the transfer of certain debts owed by PM to the Senior Banks (the “Assignment Agreements of the PM Bank Debts”);

(g)	Manitex and BPER executed the put and call agreement attached hereto as Schedule K (g) with respect to a certain debt owed by PM to BPER (the “Put and Call Agreement”);

(h)	PM and the Senior Banks (as defined below) executed the agreement attached hereto as Schedule K (h) with respect to the transfer of certain debts owed by O&S to the Senior Banks (the “Assignment Agreements of the O&S Bank Debts”).

I.	Upon and subject to the terms and conditions contained in this agreement (hereinafter the “Agreement”), Manitex is willing to subscribe for the Manitex Capital Increase (hereinafter the “Investment”).

NOW, THEREFORE, in consideration of the mutual covenants and undertakings set forth herein and in the schedules hereto, Manitex, Columna and IPEF agree as follows:

Exhibit 10.1

Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

ARTICLE 1

DEFINITIONS - INTERPRETATION

1.1	Definitions. Without prejudice to any other term and/or expression defined elsewhere in this Agreement, the following terms and expressions shall have, in this Agreement, the following meaning:

“182bis Filing” means the petition to be filed by PM with the bankruptcy court of Modena pursuant to article 182bis of the IBL that must incorporate (in addition to the documents set out in article 182bis of the IBL) the Banks Restructuring Agreement, the Restructuring Plan and an expert opinion meeting the requirements set out in article 182bis of the IBL.

“Action” means any action, litigation, lawsuit, arbitration, appeal, petition, proceeding, complaint, charge, dispute, allegation, claim, suit, demand, mediation, hearing, investigation or similar proceeding by or before any Governmental Authority or inquiry or investigation by any Governmental Authority.

“Affiliate” means, with respect to a party, any Person which, directly or indirectly, controls, is controlled by, or is under common control with, such party.

“Agreement” means this investment agreement by and between IPEF and Columna on one side and Manitex on the other side, including its recitals and Schedules, as it may be amended in writing from time to time.

“Assignment Agreements of O&S Bank Debts” has the meaning ascribed to it in Recital K (h).

“Assignment Agreements of the PM Bank Debts” has the meaning ascribed to it in Recital K (f).

“Banks” means collectively the Senior Banks and the Junior Banks.

“Banks Restructuring Agreement” has the meaning ascribed to it in Recital K (a).

Exhibit 10.1

Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

“BPER” means Banca Popolare dell’Emilia Romagna s.c.a.r.l.

“BPER Subordinated Debt” means a portion of the senior debt owed by PM to BPER equal on the Signing Date to a principal amount of Euro 5,000,000.00 that will be restructured under the Banks Restructuring Agreement.

“Business Day” means any day in which the banks are normally open for business in Milan (Italy) and in Illinois (U.S.A.).

“Capital Increases” has the meaning set out in Recital F.2).

“Civil Code” means the Italian civil code, as approved by the Royal Decree dated 16 March 1942, No. 262, as subsequently amended.

“Closing” means the subscription for the Manitex Capital Increase and concurrent payment of the relevant capital contributions by Manitex at the terms set out in Article 4.

“control”, “controlled” or “controlling” the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities or similar ownership interests, by contract or otherwise.

“Date of Closing” means the day on which the Closing shall take place which shall be any day agreed between the Parties and PM falling between the 1st and the 5th day after the Banks Restructuring Agreement becomes effective.

“Designated Person” means the Person designated by Manitex to carry out the Investment pursuant to Article 4.4.

“Encumbrance” means any mortgage, lien, pledge, charge, encumbrance, charge, other security interest (or an agreement or commitment to create any of them), legal proceeding (such as seizure), easement, license, option, claim, other rights in-rem, including option rights, pre-emption rights, rights of first refusal or veto rights, rights under forward or preliminary sales, restriction on title, transfer or exercise of any other attribute of ownership, or other restriction or limitation of any kind whatsoever.

Exhibit 10.1

Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

“Escrow” means the escrow structure to be set up by Columna pursuant to the Escrow Agreement.

“Escrow Agreement” has the meaning ascribed to it in Recital K (d).

“Fiduciary Company” means EOS Servizi Fiduciari s.p.a. with registered office at Via Montebello 39, Milan (Italy).

“Fiduciary Mandate For The Pilosio Shares” has the meaning ascribed to it in Recital K (c).

“Fiduciary Mandate For The PM Shares” has the meaning ascribed to it in Recital K (b).

“Final Confirmation” means the becoming final and no longer appealable of the decree of the bankruptcy court of Modena confirming the Banks Restructuring Agreement (esecutività del decreto di omologazione).

“Final Confirmation Date” means the date on which the decree of the bankruptcy court of Modena confirming the 182bis Agreement becomes final and no longer appealable (data di esecutività del decreto di omologazione).

“Governmental Approvals” means any approval, authorization, consent, order, license, permit, certification qualification, exemption, registration, designation, declaration, filing, waiver or other authorization, issued, granted, given or otherwise made available by or under the authority of any Governmental Authority.

“Governmental Authority” means any government, state or political subdivision thereof, national or supranational body, court, tribunal or any person or body exercising executive, legislative, judicial, regulatory or administrative functions on behalf of any of them and includes all relevant securities commissions, stock exchange authorities, foreign exchange authorities, foreign investment authorities and similar entities or authorities.

Exhibit 10.1

Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

“IBL” means the Italian bankruptcy law set out in the Royal Decree n. 267 of 16 March 1942 as subsequently amended.

“Indemnification” has the meaning set out in Article 8.1.

“Investment” means the investment of Manitex in PM pursuant to Article 4.

“Junior Banks” means collectively Banca Nazionale del Lavoro s.p.a., Unipol Banca s.p.a., Banca Monte dei Paschi di Siena and Cassa di Risparmio in Bologna.

“Law” means any constitution, law, legislation, treaty, statute, ordinance, code, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any Governmental Authority having competent jurisdiction.

“Loss” means collectively any costs, losses, damages, liabilities, diminution in value, charges, actions, proceedings, claims, demands, fines, interest, penalties, costs and expenses including reasonable professional fees and out-of-pocket costs of investigation, litigation, settlement and judgement.

“Manitex Capital Increase” has the meaning set out in Recital F.2(ii).

“New Shares” means the shares of PM to be newly issued in the context of the Shareholders Capital Increase or the Manitex Capital Increase, as the case may be.

“O&S” means Oil&Steel s.p.a. with registered office at 22 Via Verdi, San Cesario sul Panaro (MO).

“O&S Capital Increase” means the capital increase at O&S pursuant to Recital G.2(i).

“O&S Bank Debts” means the following senior debts of O&S: (i) the debts owed by O&S to Unicredit equal to Euro 3,120,500.00 (three million one hundred twenty hundred five hundred); (ii) the debts owed by O&S to BPER equal to Euro 3,120,500.00 (three million one hundred twenty hundred five hundred).

Exhibit 10.1

Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

“O&S Extraordinary Shareholders’ Meeting” means the extraordinary shareholders meeting of O&S to be held pursuant to Recital G.2.

“O&S Ordinary Shareholders’ Meeting” means the ordinary shareholders meeting of O&S called in pursuant to Recital G.1.

“O&S Pledge” means the pledge executed by and between the Senior Banks and the Company to secure the senior debts owed by PM, O&S and Pilosio to the Senior Banks.

“Option Right” means collectively the right of option to subscribe for shares newly issued in the context of a capital increase and the pre-emption right on those of such newly issued shares which shareholders have not subscribed for pursuant to article 2441, paragraph 3, of the Italian Civil Code.

“Order” means any judgment, award, decree, ruling or any other order of any Governmental Authority.

“Organizational Documents” means the articles of incorporation, by-laws, regulations concerning the board resolutions, corporate registry and other similar documents, instruments or certificates executed, adopted or filed in connection with the creation, formation or organization of a Person, including any amendments thereto.

“Party” or “Parties” means IPEF, Columna or Manitex or all of them, as the context may require.

“Person” means any individual, company, firm, general or limited partnership, general partnership between individual persons, joint venture, corporation, proprietorship, association, trust, governmental body, agency or institution of a government, or any other organization or entity, public or private.

“Pilosio” means Pilosio s.p.a. with registered office at Via Fermi 45, Tavagnacco (UD).

Exhibit 10.1

Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

“Pilosio Transfer Agreement” has the meaning ascribed to it in Recital K (e).

“PM” means PM Group s.p.a. with registered office at Via Verdi 22, San Cesario sul Panaro (Modena) (Italy).

“PM’s Extraordinary Shareholders’ Meeting” has the meaning ascribed to it in Recital F.2). PM’s Extraordinary Shareholders’ Meeting will become effective subject to, and on the date of Final Confirmation.

“PM’s Ordinary Shareholders’ Meeting” means the ordinary shareholders’ meeting of PM called in pursuant to Recital F.1).

“PM Pledge” means the pledge executed by and between the Senior Banks and the then shareholders of PM to secure the senior debts owed by PM, O&S and Pilosio to the Senior Banks.

“PM’s Restructuring” means the restructuring of PM by way collectively of the Investment and the debt restructuring set out in the Banks Restructuring Agreement.

“Previous Restructuring Proceedings” means the recovery plan under article 67, paragraph 3.d) of the IBL approved by PM and O&S in November 2010 and the restructuring proceedings under article 182bis of the IBL filed by PM and O&S in May 2012.

“Put and Call Agreement” has the meaning ascribed to it in Recital K (g).

“Representatives” means shareholders, directors, executives, representatives, members, agents, employees or advisors.

“Restructuring Plan” means the restructuring plan of PM and O&S attached hereto as Schedule 1.1.

“Senior Banks” means collectively BPER and Unicredit.

Exhibit 10.1

Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

“Signing” means the signing of this Agreement and the simultaneous signing of the agreements and completion of the actions set out in Recital K.

“Signing Date” means the date of Signing.

“Shareholders” means the shareholders of PM as per Recital D.

“Shareholders Capital Increase” has the meaning set out in Recital F.2(i).

1.2	Interpretation. In this Agreement, unless the context otherwise requires:

(i)	words denoting the singular shall include the plural and vice versa, words denoting any gender shall include all genders and words denoting any person shall include bodies corporate, unincorporated, associations, partnerships and individuals;

(ii)	references to a recital, an Article, a Paragraph of or a Schedule to, are to a recital of, an Article of, a Paragraph of, or a Schedule to, this Agreement, and references to this Agreement include its recitals and its Schedules;

(iii)	the headings of an Article or a Schedule of this Agreement are indicated for clarification purposes only and, consequently, they do not form an integral part of this Agreement and may not be used for purposes of interpretation;

(iv)	the word “including” or any variation thereof means “including, without limitation” and shall not be construed to limit any general statement to any specific or similar items or matters immediately following it;

(v)	the words “procure” and “cause” include the obligation to deliver the performance of a third party pursuant to article 1381 of the Civil Code save for the case where such words follow the expression “use its best efforts to”;

(vi)	the words “herein”, “hereof” and “hereunder” and similar words shall be construed to refer to this Agreement (including the Schedules thereto) in its entirety and not to any part thereof, unless the context otherwise requires;

(vii)	the division of this Agreement into Articles and/or paragraphs and other subdivisions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement;

Exhibit 10.1

Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

(viii)	where in this Agreement an Italian term is given in italics or in italics and in brackets after an English term and there is any inconsistency between the Italian and the English terms, the meaning of the Italian term shall prevail;

(ix)	any reference in this Agreement to a “day” or number of “days” (without the explicit qualification of Business Day(s)) shall be interpreted as a reference to a calendar day or number of calendar days. Unless otherwise expressly indicated, any period of time expressed in days or months shall be calculated under Article 2963 (Computo dei termini di prescrizione) of the Civil Code.

1.3	No Adverse Construction against Drafter. The language throughout this Agreement shall in all cases be construed as a whole according to its fair meaning and without implying a presumption that the terms hereof shall be more strictly construed against one Party as opposed to another by reason of the rule that a document is to be construed more strictly against the Party who has prepared the same, it being acknowledged that representatives of all Parties have participated in the drafting and negotiation of this Agreement.

ARTICLE 2

OBLIGATIONS OF IPEF IN RESPECT OF THE CAPITAL INCREASES AND THE O&S CAPITAL INCREASE

2.1	Capital Increases. Upon the terms and subject to the conditions set forth in this Agreement, IPEF hereby commits to cause the Fiduciary Company to participate to PM’s Extraordinary Shareholders’ Meeting in second call (and not in first call), directly or by proxy, and in the context of such meeting to cast its vote in favour of the Capital Increases.

2.2	Waiver of Option Right. Following approval of the Capital Increases and in the context of PM’s Extraordinary Shareholders’ Meeting, IPEF commits to cause the Fiduciary Company to waive the Option Right on the New Shares by expressing such waiver in writing within the deadlines set for the exercise of the Option Right under the PM’s Extraordinary Shareholders’ Meeting.

Exhibit 10.1

Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

2.3	Waiver of any Shareholder’s right. IPEF hereby acknowledges and represents that the waiver of the Option Rights on the New Shares will imply the waiver of its capacity as shareholder of PM and of any right coupled with such capacity, including any action, course of action, and objection anyhow connected with such capacity and/or with the subscription for the New Shares by Manitex in the context of the Manitex Capital Increase.

2.4	O&S Capital Increase. Upon the terms and subject to the conditions set forth in this Agreement, IPEF hereby commits to use its best efforts to cause PM to participate to O&S’s Extraordinary Shareholders Meeting in second call (and not in first call), directly or by proxy, and in the context of such meeting cast its vote in favour of O&S Capital Increase.

ARTICLE 3

FURTHER OBLIGATIONS OF IPEF PRIOR TO CLOSING

3.1	Ordinary shareholders’ meetings. Before the Date of Closing, IPEF shall:

(i)	mandate the Fiduciary Company to participate to PM’s Ordinary Shareholders Meeting in second call (and not in first call), directly or by proxy, and in the context of such meeting cast its vote as follows:

(a)	in favour of the approval (without changes) of the financial statements attached hereto as Schedule F(b);

(b)	in favour of the appointment of the current directors and statutory auditors (sindaci) for a period of 1 (one) year ending upon approval of the financial statements as at 31 December 2014;

(c)	in favour of the appointment of Mr. Giuliano Asperti as chairman of the board of directors for the same period set out under paragraph (b) above;

Exhibit 10.1

Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

(d)	in favour of the payment to the directors so elected of the following annual fees: Euro 150,000.00 to the Chairman due on a monthly basis in installments of Euro 12,500.00 each, Euro 20,000.00 to Mr. Luigi Fucili due on a monthly basis in installments of Euro 1,666.00 each and Euro 300,00 to each of the other directors for each board meeting at which they participate;

(e)	in favour of the confirmation of the current auditing company for the fiscal years 2014-2017;

(ii)	use its best effort to cause PM to participate in second call (and not in first call), directly or by proxy, to the O&S Ordinary Shareholders’ Meeting and in the context of such meeting cast its vote as follows:

(a)	in favour of the approval (without changes) of the financial statements attached hereto as Schedule G(b);

(b)	in favour of the confirmation of the current auditing company for the fiscal years 2014-2017;

(iii)	use its best efforts to procure that the directors and possibly the statutory auditors (sindaci) of PM and O&S hand in their written resignations by virtue of a letter executed substantially in the form attached hereto as Schedule 3.1;

(iv)	use its best efforts to procure that the board of directors of PM convenes an ordinary shareholders meeting of PM to be held on the Date of Closing for the purposes of electing new directors and possibly statutory auditors (sindaci) in lieu of the ones in office as a consequence of their resignations under paragraph (iii) above;

(v)	mandate the Fiduciary Company to timely file with PM the list of candidate directors and possibly statutory auditors (sindaci) put forward for election in the ordinary shareholders meeting under paragraph (iv) above, such list to be prepared in accordance with the instructions to be timely given in writing by Manitex to IPEF.

3.2	182bis Filing. Before the Date of Closing, IPEF shall also use its best efforts to procure that PM makes the 182bis Filing as soon as possible following the Signing Date.

Exhibit 10.1

Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

3.3	Pilosio Transfer. Before the Date of Closing and upon satisfaction of the conditions precedent set out in the Pilosio Transfer Agreement, Columna shall cause its subsidiary Polo Holdings S.à.r.l. to purchase from PM the equity interests in Pilosio and shall cause the relevant price to be paid out of the Escrow.

ARTICLE 4

CLOSING

4.1	Closing. Subject to the discharge by IPEF and Columna of the obligations set forth in Articles 2 and 3 and the satisfaction or waiver in writing of the conditions precedent set out in Article 10, Closing shall take place on the Date of Closing at such place and/or time which will be mutually agreed upon by the Parties and PM.

4.2	Closing actions. At Closing, each Party shall do or procure the performance of all actions necessary in order to consummate the transactions contemplated by this Agreement as follows:

(a)	Manitex shall subscribe for the Manitex Capital Increase and concurrently pay-in the relevant capital contribution as to Euro 12,000,000 (twelve million) in cash and as to the remaining Euro 32,500,000 (thirty two million five hundred thousand) by off-setting the relevant debt against the PM debts purchased under the Assignment Agreement of the PM Bank Debt;

(b)	IPEF shall use its best efforts to procure that PM’s directors register Manitex, or the Designated Person, as shareholder of PM in the shareholders register and deliver to Manitex or the Designated Person a copy of such registration as well as of the registration of the New Shares in the name of Manitex or the Designated Person by the centralized securities management agency (Monte Titoli) and the registration of the PM Pledge on the New Shares in the form requested by the Senior Banks;

Exhibit 10.1

Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

(c)	unless Manitex is entitled to participate to the ordinary shareholders meeting of PM called in pursuant to Article 3.1 (iv) as new shareholders of PM, IPEF shall participate and, in the event it is not entitled to, shall mandate the Fiduciary Company to participate to such shareholders meeting of PM and cast its vote in favour of the appointment of the directors and possibly the statutory auditors set out in the list filed with PM pursuant to Article 3.1 (v) or, failing such list, in accordance with the instructions of Manitex;

(d)	the Parties shall carry out any additional formality and execute any further document that will be required under applicable Laws to execute the Investment;

(e)	IPEF shall procure that Pilosio pays to PM the debts owed by Pilosio and O&S to PM net of any set-off against debts owed by PM and O&S to Pilosio.

4.3	Acquisition of Title. Upon completion of Closing, Manitex will acquire title to the New Shares together with all rights coupled therewith starting from the Date of Closing.

4.4	Right to Designate. Manitex shall have the right to designate a Person to become a party to this Agreement and to subscribe and pay for the New Shares in accordance with the terms hereof (the “Designated Person”), provided that such designation is made in compliance with the following provisions:

a.	anything in any applicable provisions of law to the contrary notwithstanding, such designation will be sufficiently made if notified in writing to IPEF together with the written acceptance of the Person so designated;

b.	such designation shall be notified to IPEF not later than 3 (three) Business Days prior to the Date of Closing;

c.	the Designated Person will be an Affiliate of Manitex incorporated in Europe or the United Kingdom;

d.	Manitex will be jointly liable with the Designated Person for the correct execution of the transactions contemplated in this Agreement and such joint liability will be confirmed in the notice under paragraph (b) above.

Exhibit 10.1

Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

4.5	Timing and effectiveness. All of the actions, executions, productions, remittances and deliveries under Article 4.2 provided to be taken and made at Closing shall take place simultaneously, meaning that no action, execution, production, remittance and delivery shall be effective unless all other actions, executions, productions, remittances and deliveries shall be fully and regularly performed.

ARTICLE 5

REPRESENTATIONS AND WARRANTIES BY IPEF

5.1	Representations and warranties by IPEF. Subject to the provisions of Section 5.2, IPEF makes to Manitex the following representations and warranties, and acknowledges that they are correct and true as at the date of execution of this Agreement and that they shall be correct and true as at the Closing.

(a)	Power and authorizations; Governmental Approvals; third party consent

(i)	IPEF has full power and authority to execute and deliver this Agreement and each other document or instrument delivered in connection herewith and to perform its obligations under this Agreement and each other document or instrument delivered in connection herewith and consummate the transactions contemplated hereby.

(ii)	This Agreement and any other document or instrument delivered in connection herewith constitute a legally valid and binding obligation for IPEF. Neither the execution or the delivery of this Agreement nor the consummation of the transactions contemplated hereby will result in violation of: (i) any law provision or the by-laws of IPEF or any resolution taken by the competent corporate bodies of IPEF; (ii) any judgement, decree, injunction or arbitration award rendered or delivered by any Governmental Authority or arbitrator having jurisdiction or competence upon IPEF.

(iii)	No Governmental Approval is required to be obtained by IPEF under the relevant Law in connection with the execution, delivery and performance of this Agreement at or prior to the Closing Date.

Exhibit 10.1

Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

(b)	Stock capital of PM and O&S

(i)	IPEF is the legal and beneficial owner of no. 77,669,404 shares in PM representing 76.66% of the issued and authorized share capital of PM. Such shares are subject to the PM Pledge.

(ii)	The shares of O&S are subject to the O&S Pledge.

(iii)	There is no agreement or undertaking pursuant to which any Person is or could become entitled to request the issue of new shares by PM or O&S and/or the transfer of any of the issued and authorized shares.

(iv)	PM and O&S have neither issued: (A) any options (other than the officers and directors incentive plan agreed with the Senior Banks in the context of the 2012 restructuring), warrants, conversion privileges or rights, purchase rights, subscription rights, exchange rights or other contracts or commitments which could require PM and O&S to issue or sell any of its capital stock, (B) any convertible or exchangeable securities against shares, or (C) any other securities which could give rise to a capital increase, nor has it issued any securities granting the right to any amount which PM and O&S might distribute, or the voting rights in the general meetings of PM and O&S or which could result in any limitation of the rights attached to the issued shares.

(c)	Incorporation and existence of PM and O&S

(i)	PM and O&S are duly incorporated, organized and validly existing under the Laws and have full corporate power and all necessary Governmental Approvals to carry on their business as currently conducted and to own, lease and operate the assets and properties used in connection therewith, and no of them has violated any terms of such Governmental Approvals.

(ii)	PM and O&S have not been subject to any insolvency or bankruptcy or recovery process whatsoever other than the Previous Restructuring Proceedings and no such process is pending. On the Date of Signing PM and O&S have a negative equity relevant for the purposes of article 2447 of the Italian Civil Code.

Exhibit 10.1

Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

(iii)	Copies of the current by-laws of PM and O&S are attached as Schedule 5.1 (c) (iii), which copies are true and complete.

5.2	Exclusion of further representations or warranties. It is expressly specified and agreed upon by the Parties that the representations and warranties set forth in Section 5.1 are the sole representations and warranties given by IPEF to Manitex in connection with the Investment contemplated in this Agreement, with express exclusion of any other implicit representation and warranty.

ARTICLE 6

REPRESENTATIONS AND WARRANTIES BY MANITEX

6.1	Representations or warranties by Manitex. Subject to the provisions of Section 6.2, Manitex makes to IPEF the following representations and warranties, and acknowledges that they are correct and true as at the date of execution of this Agreement and that they shall be correct and true as at Closing.

(a)	Corporate power and authorizations

(i)	Manitex has full corporate power and authority to execute and deliver this Agreement and each other document or instrument delivered in connection herewith and to consummate the transactions contemplated hereby.

(ii)	This Agreement constitutes a legally valid and binding obligation for Manitex, and the entry into this Agreement and/or the performance by Manitex of its obligations hereunder has been duly authorized by means of all corporate actions taken by the competent corporate bodies of Manitex. No consent, approval, authorisation, declaration or communication to or from whatsoever public authority or other entity is required to be obtained or performed by Manitex in connection with the entering into this Agreement and/or the performance of any obligation hereunder for the Investment.

Exhibit 10.1

Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

(b)	Violations

Neither the execution or the delivery of this Agreement nor the consummation of the transactions contemplated hereby will result in violation of:

(i)	any law provision or the by-laws of Manitex or any resolution taken by the competent corporate bodies of Manitex;

(ii)	any judgement, decree, injunction or arbitration award rendered or delivered by any Governmental Authority or arbitrator having jurisdiction or competence upon Manitex.

6.2	Exclusion of further representations or warranties. It is expressly specified and agreed upon by the Parties that the representations and warranties set forth in Section 6.1 are the sole representations and warranties given by Manitex to IPEF in connection with the Investment contemplated in this Agreement, with express exclusion of any other implicit representation and warranty.

ARTICLE 7

COVENANTS

7.1	General. During the period between the date hereof and the Date of Closing, each Party will use its reasonable best efforts to take all actions and do all things necessary, proper or advisable to consummate, make effective, and comply with all of the terms of this Agreement and the transactions contemplated hereunder. Each Party shall cooperate with each other and use commercially reasonable efforts to satisfy all of the Closing conditions in an expeditious manner.

7.2	Access to information. From the date hereof until Closing, IPEF shall permit and use its reasonable best efforts to cause PM and O&S to permit, Manitex, its Affiliates and/or their Representatives to have access at all reasonable times, to a reasonable extent, and in a manner so as not to interfere with the normal business operations of PM and O&S, to their premises, properties, management, employees, personnel, systems, stored data and other information, books, records, contracts and documents Manitex may reasonably request.

Exhibit 10.1

Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

7.3	Conduct of IPEF prior to Closing. From and after the date hereof, and until completion of Closing, unless otherwise contemplated by this Agreement or approved in writing by Manitex, IPEF shall not take any action that would require a resolution of the shareholders meeting of PM (except for the resolutions to be approved by IPEF in the context of the PM Extraordinary Shareholders’ Meeting and the PM Ordinary Shareholders’ Meeting pursuant to Articles 2, 3 and 4.2(c) above) or that may prejudice or affect the consummation of the Investment, including by way of example approving any resolutions of the shareholders meeting of PM providing for:

(a)	the issuance of new shares other than in the context of the Capital Increases, the issuance of convertible bonds, bonds with warrants or any other securities convertible into or exercisable for any shares of capital stock of PM, any rights, warrants, options, calls or commitments to acquire or related to any shares of capital stock or other equity interests with respect to PM, any awards under any bonus, incentive or other compensation plan or arrangement which would result in the right to receive shares or other equity interests of PM (including the grant of stock options, stock appreciation rights or other stock related awards) or modifies or amends any right of any holder of outstanding shares of capital stock of, or any options with respect to PM;

(b)	any extra-ordinary corporate transaction of PM such as mergers, demergers, spin-offs, disposals of equity interest or businesses other than in accordance with the Restructuring Plan;

(c)	any bonus, award, benefit or other compensation plan or arrangement to any director or officer of PM different from the directors’ fees set out in Article 3.1 (i) (d) above or any increase or variation of whatever nature of such fees;

(d)	the change of the Organizational Documents of PM, save for those necessary to comply with any mandatory provision of law or to allow the consummation of the Investment.

Exhibit 10.1

Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

7.4	Conduct of business prior to the Closing. From and after the date hereof, and until completion of Closing, unless otherwise contemplated by this Agreement or approved in writing by Manitex, IPEF shall use its reasonable best efforts to cause PM and O&S to conduct the respective businesses in the ordinary course of business, consistent with past practice.

Without limiting the generality of the foregoing, during the period between the date hereof and the occurrence of Closing, and unless otherwise contemplated by this Agreement or approved in writing by Manitex, which consent shall not be unreasonably withheld or delayed, IPEF shall use its reasonable best efforts to procure that nor PM or O&S:

(a)	issues, sells, pledges, transfers, grants, otherwise disposes of or encumbers any shares of capital stock or other equity interests of PM and O&S, convertible bonds, bonds with warrants or any other securities convertible into or exercisable for any shares of capital stock of PM and O&S or equity interests, any rights, warrants, options, calls or commitments to acquire or related to any shares of capital stock or other equity interests with respect to PM and O&S, any awards under any bonus, incentive or other compensation plan or arrangement which would result in the right to receive shares or other equity interests of PM and O&S (including the grant of stock options, stock appreciation rights or other stock related awards) or modifies or amends any right of any holder of outstanding shares of capital stock of, or any options with respect to PM and O&S;

(b)	takes any action that would require a resolution of the shareholders meeting of PM and O&S, except for those resolutions that may be required to effectuate and carry out the terms and conditions of this Agreement;

(c)	borrows from financial institutions, issues any debt securities or otherwise incurs any indebtedness or guarantees any indebtedness, assumes guarantee or endorses of any obligations of any other Person other than as set forth in the Banks Restructuring Agreement;

Exhibit 10.1

Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

(d)	merges or consolidates or agrees to merge or consolidate with any Person or takes any action with respect to any recapitalization, restructuring reorganization, liquidation or dissolution of PM and O&S other than the actions laid out in the Banks Restructuring Agreement;

(e)	sells, transfers, leases, mortgages, encumbers, licenses or otherwise disposes of assets (other than the equity interest in Pilosio under the Pilosio Transfer Agreement), properties or businesses in any transaction or series of related transactions; incur, create or assume any Encumbrance on any of the assets or properties of any company of PM and O&S other than as permitted under the Banks Restructuring Agreement;

(f)	changes the Organizational Documents of PM and O&S, save for those necessary to comply with any mandatory provision of law;

(g)	changes the normal level of inventories or supplies, or alter its practice or policy in collection of accounts receivable or payment of accounts payable, other than in the ordinary course of business;

(h)	assumes or enters into or renegotiates or renews any collective bargaining agreement, contract or other agreement or understanding with a labor union or labor organization at, or any employee, of PM and O&S;

(i)	makes any loans, advances or capital contributions to, or investments in, any other Person;

(j)	settles any pending or threatened claims, actions, arbitrations, disputes or other proceedings;

(k)	makes any capital expenditure in excess of the amounts set out in the Restructuring Plan with respect to the relevant timeframe;

(l)	acquires (by merger, consolidation or acquisition of shares or assets) any corporation, partnership or other business organization or division or business unit or material asset thereof or any equity interest therein;

Exhibit 10.1

Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

(m)	enters into or effectuates any transaction with its Affiliate or any other related person other than in the ordinary course of business and on arm’s length terms and/or makes any payment to its Affiliates other than pursuant to agreements executed before or after the Date of Signing on arm’s length terms, in the ordinary course of business and consistently with past practice;

(n)	(A) makes any change in the terms and conditions of employment of any director, officer or employee or (B) hires, employs or lays off directors, officers or employees, other than in the ordinary course of business; grants any increase in the compensation of their directors, officers and employees; pays or provides compensation or benefit to its directors, officers and employees other than in the ordinary course of business;

(o)	implements any change in accounting methods, principles, practices or procedures.

7.5	Notice of development. IPEF will give prompt written notice to Manitex of any material adverse development of which it becomes aware and which may cause a breach of any of the representations and warranties in Article 5.

ARTICLE 8

INDEMNIFICATION FOR BREACH BY IPEF OF

REPRESENTATIONS, WARRANTIES AND COVENANTS

8.1	Indemnification. Subject to the other terms and conditions of this Agreement, IPEF shall indemnify and hold Manitex, its Affiliates and their Representatives (collectively, the “Manitex Indemnified Parties”) harmless from and against any Loss suffered or incurred by any of the Manitex Indemnified Parties or PM and O&S arising out of or resulting from any breach of, inaccuracy in, non fulfillment of, or misrepresentation in any representation or warranty, undertaking, obligation, agreement or covenant of IPEF under this Agreement.

Exhibit 10.1

Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

The indemnification related to any Loss as per this Section 8.1 (hereinafter referred to as “Indemnification”) shall be calculated and paid as provided for in following Sections of this Article 8.

8.2	Limitation to the obligation to indemnify. The Parties agree that notwithstanding anything to the contrary herein, at law or in equity, the right to indemnification, reimbursement or other remedy based upon such representations, warranties, covenants and obligations shall not be affected by any investigation conducted with respect to, any knowledge or awareness acquired for (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement or the Date of Closing, or any information (other than information Disclosed) furnished to Manitex, its Affiliates and their Representatives, with respect to the accuracy or inaccuracy of or compliance with any such representation, warranty, covenant or obligation. It is understood that in no event IPEF shall indemnify any Manitex Indemnified Party in case the directors and statutory auditors (sindaci) of PM and/or O&S eventually refuse to resign from their office and/or refuse to carry out any actions they are expected to carry out according to this Agreement.

8.3	Time limitations. In no event shall IPEF be liable to Manitex under this Article 8 in respect of any actual or alleged breach of any representations and warranties contained in this Agreement which is notified to IPEF later than 12 (twelve) months after the Date of Closing.

Any claim made pursuant to the provisions of this Article shall remain valid until the claimed Loss, if due, has been actually indemnified, notwithstanding the time limits set forth in this Article 8.3 are elapsed. For the sake of clarity, it is hereby understood and agreed that any indemnification obligation in respect of any Loss which constitutes the object of pending litigation under Article 14 hereof or of a pending judicial dispute or which has not been determined in the exact amount as at the date of expiration of the aforesaid time limits, shall also survive and remain in full force and effect until such time as the relevant proceedings have come to an end and IPEF, if so decided in the outcome of such proceedings, has paid and discharged such Indemnification in full. IPEF’s aggregate liability for or with respect to any inaccuracies in or breaches of any representation or warranty made by IPEF under Article 6 for all Indemnifications shall not exceed, in any event, an aggregate total amount of Euro 2.000.000 (two million).

Exhibit 10.1

Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

8.4	Handling of Claims - Procedure. Notices of claims under this Article 8 by any Manitex Indemnified Parties shall be given to IPEF. In case of claims for inaccuracy in or breach of representations and warranties, such notice shall be made within the relevant survival period pursuant to Section 8.3. Such notice of claim shall specify in reasonable detail the factual basis of the claim and a non-binding estimate of the amount of Losses which are, or are to be, the subject of the claim (including any Losses which are contingent on the occurrence of any future event). If Manitex Indemnified Parties fail to give notice required pursuant to this Section 8.4 within the relevant period specified in Section 8.3, the Manitex Indemnified Parties shall not be entitled to make the relevant claim under this Agreement.

ARTICLE 9

INDEMNIFICATION BY MANITEX

9.1	Manitex indemnification. Manitex shall indemnify and hold IPEF harmless from and against any Loss suffered or incurred by IPEF resulting from (i) a breach of any representation or warranty given by Manitex hereunder or (ii) a breach of any covenant undertaken by Manitex hereunder including Manitex’s failure to subscribe for the Manitex Capital Increase and concurrently pay-in the relevant capital contributions at the terms set out in Article 4 above, upon discharge of all the obligations set forth in Articles 2 and 3 and the satisfaction or waiver in writing of the conditions precedent set out in Article 10. Manitex’s aggregate liability for or with respect to any inaccuracies in or breaches of any representation or warranty made by Manitex under Article 6 for all Indemnifications shall not exceed, in any event, an aggregate total amount of Euro 2,000,000.00 (two million).

To this extent the claim handling procedure set forth in Article 8 shall apply mutatis mutandis.

Exhibit 10.1

Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

ARTICLE 10

CONDITIONS PRECEDENT TO CLOSING

10.1	Conditions precedent to the obligations of Manitex. The obligations of Manitex to consummate the transactions contemplated hereunder shall be subject to the satisfaction or waiver of the following conditions:

(a)	the court will have confirmed the Bank Restructuring Agreement pursuant to article 182bis of the IBL (omologazione dell’accordo di ristrutturazione dei debiti);

(b)	the board of directors of PM will have confirmed in writing to Manitex that the decision of the court confirming the Banks Restructuring Agreement pursuant to article 182bis of the IBL has not been timely challenged under article 182bis, paragraph 5, of the IBL or, alternatively, that any challenge have been rejected by the competent Court;

(c)	PM’s Extraordinary Shareholders’ Meeting will have approved the Capital Increases in accordance with the terms and conditions set out in Recital F;

(d)	the O&S Extraordinary Shareholders’ Meeting will have approved the O&S Capital Increase in accordance with the terms and conditions set out in Recital G.2;

(e)	the shareholders meeting of PM and O&S will have approved the respective financial statements as at 31 December 2013 with the same contents of the draft financial statements attached hereto as Schedule F(b) and Schedule G(b);

(f)	PM will have approved the audited consolidated financial statements of PM as at 31 December 2013 and the auditing company of PM will have released a clean opinion thereon save for possible qualifications on the going concern of PM;

(g)	the Shareholders Capital Increase shall not have been subscribed in full within the deadline set by the resolution of the PM’s Extraordinary Shareholders Meeting;

(h)	the auditing company of PM will have released a clean opinion on the consolidated financial statements of PM (excluding Pilosio and its subsidiaries), including (i) the statements of income, comprehensive income, cash flows and changes in equity for the three years ended respectively on 31 December 2011, 31 December 2012 and 31 December 2013 and (ii) the balance sheets for the two years ended on 31 December 2012 and 31 December 2013 (the “PM Group carve-out year-end consolidated financial statements”) except for possible qualifications in respect of PM’s going concern;

Exhibit 10.1

Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

(i)	the directors and possibly statutory auditors (sindaci) of PM and O&S will have handed in their resignations by virtue of a letter executed in the form attached hereto as Schedule 3.1;

(j)	the board of directors of PM and the board of directors of O&S will have convened the respective ordinary shareholders meeting on the Closing Date for the purpose of electing new directors and possibly statutory auditors (sindaci) in lieu of those leaving the office:

(k)	prior to or at the latest on the date of subscription by Manitex for the Manitex Capital Increase and subject to payment by Manitex of the consideration due pursuant to the Assignment Agreements of PM Banks Debts, PM will have cashed or will cash the purchase price for 100% of the shares in Pilosio set out in the Pilosio Transfer Agreement;

(l)	no order, injunction, judgment or decree issued by any governmental or judicial authority or other legal restraint or prohibition preventing the subscription for the Manitex Capital Increase will be in effect;

(m)	none of the following events, changes or circumstances shall have occurred prior to the Date of Closing:

(i)	a disruption in the financial, banking, lending, debt or capital markets or in securities settlement or clearance services in the United States preventing Manitex from subscribing and/or completing the Manitex Capital Increase;

(ii)	suspension or material limitation in trading in securities in general preventing Manitex from subscribing and/or completing the Manitex Capital Increase;

(iii)	a Material Adverse Effect (Effetto Pregiudizievole Significativo) as defined in the Banks Restructuring Agreement, unless cured by the Date of Closing;

Exhibit 10.1

Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

(n)	prior to the subscription by Manitex for the Manitex Capital Increase and subject to payment by Manitex of the consideration due pursuant to the Assignment Agreements of PM Banks Debts, the Pilosio Transfer Agreement shall have become effective (i.e. the Pilosio’s shares shall have been transferred to Polo Holdings S.à.r.l., the subsidiary of Columna, thereunder);

(o)	prior to the subscription by Manitex for the Manitex Capital Increase and subject to payment by Manitex of the consideration due thereunder, the Assignment Agreements of the PM Bank Debts and the Assignment Agreements of O&S Bank Debts shall have become effective.

10.2	Waiver. Manitex may at any time waive in whole or in part and conditionally or unconditionally the conditions set out in Section 10.1 by notice in writing to IPEF and Columna.

10.3	Deadline. Should the conditions precedent under Section 10.1 not be all satisfied or waived by 31 January 2015, this Agreement shall be definitively with no effect.

ARTICLE 11

TERMINATION

11.1	Termination. This Agreement may be terminated by written notice to the other Parties at any time prior to the Date of Closing:

(a)	by the written agreement of Manitex and IPEF;

(b)	by Manitex, if IPEF shall have breached, in any material respect, any of its representations, warranties, covenants or other obligations under this Agreement and such breach shall be incapable of cure or has not been cured within 10 (ten) Business Days following the giving of written notice of such breach to IPEF;

Exhibit 10.1

Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

(c)	by IPEF, if Manitex shall have breached, in any material respect, any of its representations, warranties, covenants or other obligations under this Agreement and such breach shall be incapable of cure or has not been cured within 10 (ten) Business Days following the giving of written notice of such breach to Manitex;

(d)	by Manitex, if any of the conditions in Section 10.1 is or becomes incapable of being satisfied and Manitex has not waived such condition, and the non-satisfaction is not due to a failure by Manitex to fulfill its obligations under this Agreement.

11.2	Effect of Termination. If this Agreement is terminated pursuant to Article 11.1, this Agreement shall become void and of no effect without liability of any Party (or its Affiliates or any of its Representatives) to the other Party; provided, however, that nothing herein shall relieve any Party from liability for any breach hereof prior to such termination.

ARTICLE 12

ANNOUNCEMENTS AND CONFIDENTIALITY

12.1	Press release and announcement. No publicity, release of announcement to the public concerning the existence, negotiation, execution or delivery of this Agreement, or any of the provisions contained herein, or the transactions contemplated hereby or any matter ancillary thereto shall be made by any Party prior to, or on, or after the Date of Closing, without the prior written consent of the other Party, as to both form and contents, which consent and approval shall not be unreasonably withheld; provided, however, that nothing herein shall prevent Manitex from making any announcement or filing mandatorily required by Laws or by the rules and regulations of any stock exchange or other regulatory body having jurisdiction on Manitex.

12.2	Confidentiality. Each Party shall maintain in confidence, and shall cause its Representatives to maintain in confidence, any written, oral, or other information obtained in confidence from the other Party or PM and O&S in connection with this Agreement or the transactions contemplated hereunder.

Exhibit 10.1

Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

The above restrictions shall not apply to the disclosure of any of the aforesaid information by a Party, if (a) such disclosure or the furnishing or use of such information is required by any applicable Law (including, for the avoidance of doubt, rules or regulations issued by a relevant stock exchange applicable to a Party), (b) such disclosure or the furnishing or use of such information is required pursuant to this Agreement, (c) such information is already known to such Party or to others not bound by a duty of confidentiality or such information becomes publicly available through no fault of such Party, or (d) the use of such information is necessary or appropriate in making any filing or obtaining any Governmental Approvals required for the consummation of the transactions contemplated hereunder.

ARTICLE 13

MISCELLANEOUS

13.1	Joint liability of Columna. Columna hereby agrees pursuant to article 1936 of the Civil Code to guarantee the discharge by IPEF of any and all obligations of IPEF under this Agreement and to be jointly liable with IPEF for the correct and timely performance of the transactions contemplated under this Agreement.

13.2	Taxes, costs and expenses. Manitex shall bear all the taxes, costs and expenses incurred in connection with this Agreement other than the fees due by Columna to its legal and financial advisors, unless agreed otherwise between the Parties.

13.3	Amendment. No amendment to this Agreement shall be effective against any Party hereto unless made in writing and signed by such Party.

13.4	Failure and waiver. No failure to exercise or delay in exercising any right or remedy under this Agreement shall constitute a waiver thereof. No single or partial exercise of any right or remedy under this Agreement shall prevent any other or further exercise thereof or the exercise of any other right or remedy.

A waiver of any term, provision or condition of, or consent granted under, this Agreement shall be effective only if given in writing and signed by the waiving or consenting Party and only for the purpose for which it is given.

Exhibit 10.1

Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

13.5	Severability. The invalidity for any reason or the unenforceability of any provisions (or part thereof) of this Agreement shall not affect the validity, legality or enforceability of any other provisions of this Agreement (or part thereof); it being agreed and understood by the Parties that if any provision (or part thereof) is or at any time becomes to any extent invalid, illegal or unenforceable, the Parties shall negotiate to any possible legal extent and in good faith such replacement provisions or such changes to this Agreement as may be necessary to implement the transactions contemplated herein in the manner originally agreed.

13.6	Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and may not be assigned by IPEF, Columna or Manitex except for the right of Manitex under Article 4.4.

13.7	Notices and other communications. Unless otherwise provided for in any other provision of this Agreement, any notice, communication or other document required or permitted to be given under this Agreement shall be made in writing and in English and shall be deemed to have been duly and validly given: (a) in the case of notice sent by registered, certified or express mail or international courier, upon receipt of same, and (b) in the case of notice sent by telefax on the date and at the time of confirmation of dispatch; addressed, in all cases, as follows:

(a)	if to IPEF:

IPEF III HOLDINGS N.11 S.A. in liquidation

18, Rue de l’Eau

L – 1449 Lussemburgo

Grand Duchy of Luxembourg

fax +352 22 55 05 29

Attention Mr. Jean–Yves Nicolas

with copy to:

CMS Adonnino Ascoli & Casavola Scamoni

Via Agostino Depretis 86

00184 Rome

Telephone +39 06 47 8151

Fax +39 06 483755

Attention Mr. Paolo Bonolis

Exhibit 10.1

Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

(b)	if to Manitex to:

Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455

Telephone: 001 (0) 708 237 2080

Fax: 001 708 430 1335

Attention: Messrs. David Lagevin and Andrew Rooke

with copy to:

Orrick Herrington & Sutcliffe

Corso Matteotti 10

20121 Milan

Telephone: 0039 02 45413800

Fax: 0039 02 45413801

Attention: Ms. Daniela Andreatta

(c)	if to Columna to:

Columna Holdings Limited

1 Royal Plaza, Royal Avenue,

St Peter Port, Guernsey GY1 2HL, The Channel Islands

Telefax: +44 (0) 1481 715219.

Attention of Mr. Andrew Carrè

with copy to:

CMS Adonnino Ascoli & Casavola Scamoni

Via Agostino Depretis 86

00184 Rome

Telephone +39 06 47 8151

Fax +39 06 483755

Attention Mr. Paolo Bonolis

Exhibit 10.1

Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455 ((USA)

or to such other address, facsimile no. or to such other person as any Party shall have last designated by notice to the other Party in accordance with the provisions of this Section 13.6.

13.7	Language; Counterparts. This Agreement shall be executed in the English language. This Agreement may be executed in counterparts, each of which shall be deemed to constitute an original but all of which shall constitute one and the same instrument. Any facsimile copy of another Party’s executed counterpart of this Agreement (or its signature page thereof) shall be deemed to be an executed original thereof.

ARTICLE 14

GOVERNING LAW AND JURISDICTION

14.1	Governing law. This Agreement shall be governed by, and construed and interpreted in accordance with, the Laws of Italy.

14.2	Jurisdiction. The Courts of Milan shall have exclusive jurisdiction in respect of any dispute arising out of this Agreement.

*****

If you agree with this proposal, please return to us this letter duly signed by way of acceptance thereof.

Kind regards,

/s/ Andrew M. Rooke
Manitex International Inc.

IPEF III Holdings n° 11 S.A.

18 rue de l’Eau

L-1449 Luxembourg

Messrs.

Manitex International Inc.

9725 Industrial Drive,

Bridgeview, Illinois, USA

Columna Holdings Limited

1 Royal Plaza

Royal Avenue

St Peter Port

Guernsey GY 2HL

Luxemburg, 21 July 2014

Dear Sirs,

RE: investment agreement in PM Group S.p.A.

we have received your proposal to execute an investment agreement, which we copy herein below:

“INVESTMENT AGREEMENT

by and between

Manitex International Inc., a company duly organized and validly existing under the laws of the State of Michigan (U.S.A.), with registered office at 9725 Industrial Drive, Bridgeview, Illinois, represented herein by Andrew Rooke, President and Chief Operating Officer duly authorized by virtue of the board of directors resolution of 10 July 2014 (hereinafter “Manitex”)

- on the one hand -

and

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IPEF III Holdings n° 11 S.A., a company duly organized and validly existing under the laws of Luxembourg, with registered office at 18 Rue de l’Eau, Luxembourg, Companies Registry number B 78607, Italian tax code 97398790150 represented herein by Emanuela Di Muzio by virtue of a special power of attorney granted in Luxembourg on 5 June 2014 before Notary Michael Martine Schaeffer (hereinafter “IPEF”)

and

Columna Holdings Limited, a limited liability company duly organized and validly existing under the laws of England, with registered office at 1 Royal Plaza, Royal Avenue, St Peter Port, Guernsey, represented herein by Emanuela Di Muzio by virtue of a special power of attorney granted in Guernsey on 25 June 2014 before Notary Michael Julian Riddiford (hereinafter “Columna”)

- on the other hand –

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TABLE OF CONTENTS

RECITALS

ARTICLES:

LIST OF THE SCHEDULES:

Schedule F(a) – resolution of the board of directors of PM of 10 June 2014

Schedule F(b) – draft financial statements of PM as at 31 December 2013

Schedule G(a) – resolution of the board of directors of O&S of 10 June 2014

Schedule G(b) – draft financial statements of O&S as at 31 December 2013

Schedule H(a) – notice of PM’s ordinary and extraordinary shareholders meeting of 30 June 2014

Schedule I(a) – notice of O&S’s ordinary and extraordinary shareholders meeting of 30 June 2014

Schedule J – list of candidate directors filed by IPEF on 20 June 2014

Schedule K(a) – execution copy of the Banks Restructuring Agreement

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Schedule K(b) – execution copy of the Fiduciary Mandate for the PM Shares

Schedule K(c) – execution copy of the Fiduciary Mandate for the Pilosio Shares

Schedule K(d) – execution copy of the Escrow Agreement

Schedule K(e) – execution copy of the Pilosio Transfer Agreement

Schedule K(f) – execution copy of the Assignment Agreements of the PM Bank Debts

Schedule K(g) – execution copy of the Put and Call Agreement

Schedule K(h) – execution copy of the Assignment Agreements of the O&S Bank Debts

Schedule 1.1 – Restructuring Plan

Schedule 3.1 – Resignation letter of directors and possibly statutory auditors (sindaci)

Schedule 5.1(c)(iii) – by-laws of PM and O&S

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RECITALS

A.	IPEF is an investment vehicle fully owned by Columna;

B.	PM Group s.p.a. is a company duly incorporated and validly organised under the laws of Italy, with registered office at 22 Via Verdi, San Cesario sul Panaro (MO), Italy, number of registration at the Register of Companies of Modena 334223, with a share capital of Euro 23,311,420.00, fully paid-in and divided into no. 101,312,500 ordinary shares with no nominal value (hereinafter referred to as “PM”);

C.	PM owns 100% of the shares of the following companies:

(i)	Oil&Steel s.p.a, a company duly incorporated and validly organised under the laws of Italy, with registered office at 22 Via Verdi, San Cesario sul Panaro (MO), Italy, number of registration at the Register of Companies of Modena 02313650364 with a share capital of Euro 362,400.00 fully paid-in and divided in no. 362,400 ordinary shares, each having a par value of Euro 1.00 (hereinafter referred to as “O&S”);

(ii)	Pilosio s.p.a., a company duly incorporated and validly organised under the laws of Italy, with registered office at Via Fermi 45, Tavagnacco (UD), Italy, number of registration at the Register of Companies of Udine 251502 with a share capital of Euro 5,000,000.00 fully paid-in and divided into no. 5,000,000 ordinary shares, each having a par value of Euro 1.00 (hereinafter referred to as “Pilosio”);

D.	the share capital of PM is currently held by the following shareholders (hereinafter the “Shareholders”), IPEF being the majority shareholder:

Shareholders	No. Shares	Percentage of PM’s share capital
IPEF	77,669,404	76.66%
Felofin s.p.a.	16,786,091	16.57%
BS Private Equity s.r.l.	1,182,784	1.17%
Luigi Fucili	1,083,555	1.07%

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Andrea Antonino Certo	993,260	0.98%
Paolo Balugani	939,082	0.93%
Giuliano Asperti	845,174	0.83%
Attilio Imi	657,358	0.65%
Nicola Zago	516,495	0.51%
Giancarlo Gaggioli	361,185	0.36%
Fosco Celi	187,816	0.19%
Giovanni Tacconi	90,296	0.09%

E.	PM and O&S are primarily engaged in the manufacturing and sale of truck mounted hydraulic cranes and aerial platforms.

F.	On 10 June 2014 by virtue of the resolution attached hereto as Schedule F(a) the board of directors of PM approved the draft financial statements of PM as at 31 December 2013 attached hereto as Schedule F(b) and resolved to call in:

1)	the ordinary shareholders meeting of PM on 30 June 2014 in first call and on 30 July 2014 in second call to resolve on:

(i).	the approval of the financial statement of PM as at 31 December 2013; and

(ii).	the appointment of the new directors, including the President of the Board of Directors, and statutory auditors (sindaci) in lieu of the current directors and statutory auditors (sindaci) whose office will terminate by law upon approval of the financial statements under paragraph (i) above; and

(iii).	the appointment of the auditing company for the fiscal years 2014-2017 (hereinafter the “PM’s Ordinary Shareholders Meeting”)

and

2)	the extraordinary shareholders meeting of PM on 30 June 2014 in first call and 30 July 2014 in second call (hereinafter the “PM’s Extraordinary Shareholders’ Meeting”) to resolve on the following actions (hereinafter collectively the “Capital Increases”):

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(i)	a capital increase for Euro 10,000,000.00 plus a share premium of Euro 7,927,316.00 and an equity contribution of Euro 26,572,684.00 to cover losses (equal to a total amount of Euro 44,500,000.00) – conditional upon full subscription thereof (inscindibile) and Final Confirmation (as defined below) – to be subscribed for by the Shareholders and paid-in in cash and/or by way of set-off of due claims of the Shareholders against PM (hereinafter the “Shareholders Capital Increase”);

and, in the event of failure of the Shareholders to subscribe in full for the Shareholders Capital Increase,

(ii)	a capital increase for 10,000,000.00 plus a share premium of Euro 7,927,316.00 and an equity contribution of Euro 26,572,684.00 to cover losses (equal to a total amount of Euro 44,500,000.00)—conditional upon full subscription thereof (inscindibile) and Final Confirmation (as defined below)—to be subscribed for by Manitex and paid–in in cash and/or by way of set-off of due claims of Manitex against PM (hereinafter the “Manitex Capital Increase”).

G.	On 10 June 2014 by virtue of the resolution attached hereto as Schedule G(a) the board of directors of O&S approved the draft financial statements of O&S as at 31 December 2013 attached hereto as Schedule G(b) and resolved to call in:

1)	the ordinary shareholders meeting of O&S on 30 June 2014 in first call and 30 July 2014 in second call to resolve on the approval of the financial statement as at 31 December 2013 and the appointment of the auditing company for the fiscal years 2014-2017 (hereinafter the “O&S Ordinary Shareholders Meeting”);

and

2)	the extraordinary shareholders meeting of O&S on 30 June 2014 in first call and 30 July 2014 in second call (hereinafter the “O&S Extraordinary Shareholders’ Meeting”) to resolve on the following actions:

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(i)	a capital increase in two tranches – the first one to be paid-in full (inscindibile)- for Euro 1.000,000.00 plus a share premium of Euro 2,500.996,00 and a second one – that can be subscribed and paid for also partially – for Euro 600,000.00 plus in any case an equity contribution of Euro 6,197,686.00 to cover losses – conditional upon both the Final Confirmation (as defined below) and subscription in full for the Shareholders Capital Increase or the Manitex Capital Increase, as the case may be – through issuance of corresponding ordinary shares of O&S to be subscribed for by PM and paid–in in cash or by way of set-off of due claims of PM against O&S (hereinafter the “O&S Capital Increase”).

H.	The board of directors of PM called in PM’s Extraordinary Shareholders Meeting and PM’s Ordinary Shareholders Meeting pursuant to the notice of meeting, duly delivered to the shareholders, attached hereto as Schedule H(a).

I.	The board of directors of O&S called in O&S Extraordinary Shareholders Meeting and O&S Ordinary Shareholders Meeting pursuant to the notice of meeting attached hereto as Schedule I(a).

J.	On 20 June 2014 IPEF filed with PM the list of candidate directors attached hereto as Schedule J in respect of the renewal of the board of directors of PM.

K.	On the date hereof (the “Signing Date”) the following actions took place:

(a)	PM and O&S executed with the Banks (as defined below) the debt restructuring agreement under article 182bis of the IBL (as defined below) attached hereto as Schedule K (a) (the “Banks Restructuring Agreement”);

(b)	IPEF mandated the Fiduciary Company (as defined below) to manage its equity interests in PM by executing the fiduciary mandate attached hereto as Schedule K (b) (the “Fiduciary Mandate for the PM Shares”) ;

(c)	PM mandated the Fiduciary Company (as defined below) to manage its equity interests in Pilosio by executing the fiduciary mandate attached hereto as Schedule K (c) (the “Fiduciary Mandate for the Pilosio Shares”);

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(d)	Columna, PM and the escrow agent executed the escrow agreement attached hereto as Schedule K (d) (the “Escrow Agreement”);

(e)	PM and Columna, through its subsidiary Polo Holdings S.à.r.l., executed the share purchase agreement attached hereto as Schedule K (e) in connection with the transfer of 100% of the equity interest in Pilosio (the “Pilosio Transfer Agreement”) and Columna, through its subsidiary Polo Holdings S.à.r.l., paid Euro 1,000,000.00 (one million) into the Escrow (as defined below);

(f)	Manitex and the Senior Banks (as defined below) executed the agreements attached hereto as Schedule K (f) with respect to the transfer of certain debts owed by PM to the Senior Banks (the “Assignment Agreements of the PM Bank Debts”);

(g)	Manitex and BPER executed the put and call agreement attached hereto as Schedule K (g) with respect to a certain debt owed by PM to BPER (the “Put and Call Agreement”);

(h)	PM and the Senior Banks (as defined below) executed the agreement attached hereto as Schedule K (h) with respect to the transfer of certain debts owed by O&S to the Senior Banks (the “Assignment Agreements of the O&S Bank Debts”).

I.	Upon and subject to the terms and conditions contained in this agreement (hereinafter the “Agreement”), Manitex is willing to subscribe for the Manitex Capital Increase (hereinafter the “Investment”).

NOW, THEREFORE, in consideration of the mutual covenants and undertakings set forth herein and in the schedules hereto, Manitex, Columna and IPEF agree as follows:

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ARTICLE 1

DEFINITIONS - INTERPRETATION

1.1	Definitions. Without prejudice to any other term and/or expression defined elsewhere in this Agreement, the following terms and expressions shall have, in this Agreement, the following meaning:

“182bis Filing” means the petition to be filed by PM with the bankruptcy court of Modena pursuant to article 182bis of the IBL that must incorporate (in addition to the documents set out in article 182bis of the IBL) the Banks Restructuring Agreement, the Restructuring Plan and an expert opinion meeting the requirements set out in article 182bis of the IBL.

“Action” means any action, litigation, lawsuit, arbitration, appeal, petition, proceeding, complaint, charge, dispute, allegation, claim, suit, demand, mediation, hearing, investigation or similar proceeding by or before any Governmental Authority or inquiry or investigation by any Governmental Authority.

“Affiliate” means, with respect to a party, any Person which, directly or indirectly, controls, is controlled by, or is under common control with, such party.

“Agreement” means this investment agreement by and between IPEF and Columna on one side and Manitex on the other side, including its recitals and Schedules, as it may be amended in writing from time to time.

“Assignment Agreements of O&S Bank Debts” has the meaning ascribed to it in Recital K (h).

“Assignment Agreements of the PM Bank Debts” has the meaning ascribed to it in Recital K (f).

“Banks” means collectively the Senior Banks and the Junior Banks.

“Banks Restructuring Agreement” has the meaning ascribed to it in Recital K (a).

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“BPER” means Banca Popolare dell’Emilia Romagna s.c.a.r.l.

“BPER Subordinated Debt” means a portion of the senior debt owed by PM to BPER equal on the Signing Date to a principal amount of Euro 5,000,000.00 that will be restructured under the Banks Restructuring Agreement.

“Business Day” means any day in which the banks are normally open for business in Milan (Italy) and in Illinois (U.S.A.).

“Capital Increases” has the meaning set out in Recital F.2).

“Civil Code” means the Italian civil code, as approved by the Royal Decree dated 16 March 1942, No. 262, as subsequently amended.

“Closing” means the subscription for the Manitex Capital Increase and concurrent payment of the relevant capital contributions by Manitex at the terms set out in Article 4.

“control”, “controlled” or “controlling” the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities or similar ownership interests, by contract or otherwise.

“Date of Closing” means the day on which the Closing shall take place which shall be any day agreed between the Parties and PM falling between the 1st and the 5th day after the Banks Restructuring Agreement becomes effective.

“Designated Person” means the Person designated by Manitex to carry out the Investment pursuant to Article 4.4.

“Encumbrance” means any mortgage, lien, pledge, charge, encumbrance, charge, other security interest (or an agreement or commitment to create any of them), legal proceeding (such as seizure), easement, license, option, claim, other rights in-rem, including option rights, pre-emption rights, rights of first refusal or veto rights, rights under forward or preliminary sales, restriction on title, transfer or exercise of any other attribute of ownership, or other restriction or limitation of any kind whatsoever.

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“Escrow” means the escrow structure to be set up by Columna pursuant to the Escrow Agreement.

“Escrow Agreement” has the meaning ascribed to it in Recital K (d).

“Fiduciary Company” means EOS Servizi Fiduciari s.p.a. with registered office at Via Montebello 39, Milan (Italy).

“Fiduciary Mandate For The Pilosio Shares” has the meaning ascribed to it in Recital K (c).

“Fiduciary Mandate For The PM Shares” has the meaning ascribed to it in Recital K (b).

“Final Confirmation” means the becoming final and no longer appealable of the decree of the bankruptcy court of Modena confirming the Banks Restructuring Agreement (esecutività del decreto di omologazione).

“Final Confirmation Date” means the date on which the decree of the bankruptcy court of Modena confirming the 182bis Agreement becomes final and no longer appealable (data di esecutività del decreto di omologazione).

“Governmental Approvals” means any approval, authorization, consent, order, license, permit, certification qualification, exemption, registration, designation, declaration, filing, waiver or other authorization, issued, granted, given or otherwise made available by or under the authority of any Governmental Authority.

“Governmental Authority” means any government, state or political subdivision thereof, national or supranational body, court, tribunal or any person or body exercising executive, legislative, judicial, regulatory or administrative functions on behalf of any of them and includes all relevant securities commissions, stock exchange authorities, foreign exchange authorities, foreign investment authorities and similar entities or authorities.

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“IBL” means the Italian bankruptcy law set out in the Royal Decree n. 267 of 16 March 1942 as subsequently amended.

“Indemnification” has the meaning set out in Article 8.1.

“Investment” means the investment of Manitex in PM pursuant to Article 4.

“Junior Banks” means collectively Banca Nazionale del Lavoro s.p.a., Unipol Banca s.p.a., Banca Monte dei Paschi di Siena and Cassa di Risparmio in Bologna.

“Law” means any constitution, law, legislation, treaty, statute, ordinance, code, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any Governmental Authority having competent jurisdiction.

“Loss” means collectively any costs, losses, damages, liabilities, diminution in value, charges, actions, proceedings, claims, demands, fines, interest, penalties, costs and expenses including reasonable professional fees and out-of-pocket costs of investigation, litigation, settlement and judgement.

“Manitex Capital Increase” has the meaning set out in Recital F.2(ii).

“New Shares” means the shares of PM to be newly issued in the context of the Shareholders Capital Increase or the Manitex Capital Increase, as the case may be.

“O&S” means Oil&Steel s.p.a. with registered office at 22 Via Verdi, San Cesario sul Panaro (MO).

“O&S Capital Increase” means the capital increase at O&S pursuant to Recital G.2(i).

“O&S Bank Debts” means the following senior debts of O&S: (i) the debts owed by O&S to Unicredit equal to Euro 3,120,500.00 (three million one hundred twenty hundred five hundred); (ii) the debts owed by O&S to BPER equal to Euro 3,120,500.00 (three million one hundred twenty hundred five hundred).

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“O&S Extraordinary Shareholders’ Meeting” means the extraordinary shareholders meeting of O&S to be held pursuant to Recital G.2.

“O&S Ordinary Shareholders’ Meeting” means the ordinary shareholders meeting of O&S called in pursuant to Recital G.1.

“O&S Pledge” means the pledge executed by and between the Senior Banks and the Company to secure the senior debts owed by PM, O&S and Pilosio to the Senior Banks.

“Option Right” means collectively the right of option to subscribe for shares newly issued in the context of a capital increase and the pre-emption right on those of such newly issued shares which shareholders have not subscribed for pursuant to article 2441, paragraph 3, of the Italian Civil Code.

“Order” means any judgment, award, decree, ruling or any other order of any Governmental Authority.

“Organizational Documents” means the articles of incorporation, by-laws, regulations concerning the board resolutions, corporate registry and other similar documents, instruments or certificates executed, adopted or filed in connection with the creation, formation or organization of a Person, including any amendments thereto.

“Party” or “Parties” means IPEF, Columna or Manitex or all of them, as the context may require.

“Person” means any individual, company, firm, general or limited partnership, general partnership between individual persons, joint venture, corporation, proprietorship, association, trust, governmental body, agency or institution of a government, or any other organization or entity, public or private.

“Pilosio” means Pilosio s.p.a. with registered office at Via Fermi 45, Tavagnacco (UD).

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“Pilosio Transfer Agreement” has the meaning ascribed to it in Recital K (e).

“PM” means PM Group s.p.a. with registered office at Via Verdi 22, San Cesario sul Panaro (Modena) (Italy).

“PM’s Extraordinary Shareholders’ Meeting” has the meaning ascribed to it in Recital F.2). PM’s Extraordinary Shareholders’ Meeting will become effective subject to, and on the date of Final Confirmation.

“PM’s Ordinary Shareholders’ Meeting” means the ordinary shareholders’ meeting of PM called in pursuant to Recital F.1).

“PM Pledge” means the pledge executed by and between the Senior Banks and the then shareholders of PM to secure the senior debts owed by PM, O&S and Pilosio to the Senior Banks.

“PM’s Restructuring” means the restructuring of PM by way collectively of the Investment and the debt restructuring set out in the Banks Restructuring Agreement.

“Previous Restructuring Proceedings” means the recovery plan under article 67, paragraph 3.d) of the IBL approved by PM and O&S in November 2010 and the restructuring proceedings under article 182bis of the IBL filed by PM and O&S in May 2012.

“Put and Call Agreement” has the meaning ascribed to it in Recital K (g).

“Representatives” means shareholders, directors, executives, representatives, members, agents, employees or advisors.

“Restructuring Plan” means the restructuring plan of PM and O&S attached hereto as Schedule 1.1.

“Senior Banks” means collectively BPER and Unicredit.

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“Signing” means the signing of this Agreement and the simultaneous signing of the agreements and completion of the actions set out in Recital K.

“Signing Date” means the date of Signing.

“Shareholders” means the shareholders of PM as per Recital D.

“Shareholders Capital Increase” has the meaning set out in Recital F.2(i).

1.2	Interpretation. In this Agreement, unless the context otherwise requires:

(i)	words denoting the singular shall include the plural and vice versa, words denoting any gender shall include all genders and words denoting any person shall include bodies corporate, unincorporated, associations, partnerships and individuals;

(ii)	references to a recital, an Article, a Paragraph of or a Schedule to, are to a recital of, an Article of, a Paragraph of, or a Schedule to, this Agreement, and references to this Agreement include its recitals and its Schedules;

(iii)	the headings of an Article or a Schedule of this Agreement are indicated for clarification purposes only and, consequently, they do not form an integral part of this Agreement and may not be used for purposes of interpretation;

(iv)	the word “including” or any variation thereof means “including, without limitation” and shall not be construed to limit any general statement to any specific or similar items or matters immediately following it;

(v)	the words “procure” and “cause” include the obligation to deliver the performance of a third party pursuant to article 1381 of the Civil Code save for the case where such words follow the expression “use its best efforts to”;

(vi)	the words “herein”, “hereof” and “hereunder” and similar words shall be construed to refer to this Agreement (including the Schedules thereto) in its entirety and not to any part thereof, unless the context otherwise requires;

(vii)	the division of this Agreement into Articles and/or paragraphs and other subdivisions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement;

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(viii)	where in this Agreement an Italian term is given in italics or in italics and in brackets after an English term and there is any inconsistency between the Italian and the English terms, the meaning of the Italian term shall prevail;

(ix)	any reference in this Agreement to a “day” or number of “days” (without the explicit qualification of Business Day(s)) shall be interpreted as a reference to a calendar day or number of calendar days. Unless otherwise expressly indicated, any period of time expressed in days or months shall be calculated under Article 2963 (Computo dei termini di prescrizione) of the Civil Code.

1.3	No Adverse Construction against Drafter. The language throughout this Agreement shall in all cases be construed as a whole according to its fair meaning and without implying a presumption that the terms hereof shall be more strictly construed against one Party as opposed to another by reason of the rule that a document is to be construed more strictly against the Party who has prepared the same, it being acknowledged that representatives of all Parties have participated in the drafting and negotiation of this Agreement.

ARTICLE 2

OBLIGATIONS OF IPEF IN RESPECT OF THE CAPITAL INCREASES AND THE O&S CAPITAL INCREASE

2.1	Capital Increases. Upon the terms and subject to the conditions set forth in this Agreement, IPEF hereby commits to cause the Fiduciary Company to participate to PM’s Extraordinary Shareholders’ Meeting in second call (and not in first call), directly or by proxy, and in the context of such meeting to cast its vote in favour of the Capital Increases.

2.2	Waiver of Option Right. Following approval of the Capital Increases and in the context of PM’s Extraordinary Shareholders’ Meeting, IPEF commits to cause the Fiduciary Company to waive the Option Right on the New Shares by expressing such waiver in writing within the deadlines set for the exercise of the Option Right under the PM’s Extraordinary Shareholders’ Meeting.

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2.3	Waiver of any Shareholder’s right. IPEF hereby acknowledges and represents that the waiver of the Option Rights on the New Shares will imply the waiver of its capacity as shareholder of PM and of any right coupled with such capacity, including any action, course of action, and objection anyhow connected with such capacity and/or with the subscription for the New Shares by Manitex in the context of the Manitex Capital Increase.

2.4	O&S Capital Increase. Upon the terms and subject to the conditions set forth in this Agreement, IPEF hereby commits to use its best efforts to cause PM to participate to O&S’s Extraordinary Shareholders Meeting in second call (and not in first call), directly or by proxy, and in the context of such meeting cast its vote in favour of O&S Capital Increase.

ARTICLE 3

FURTHER OBLIGATIONS OF IPEF PRIOR TO CLOSING

3.1	Ordinary shareholders’ meetings. Before the Date of Closing, IPEF shall:

(i)	mandate the Fiduciary Company to participate to PM’s Ordinary Shareholders Meeting in second call (and not in first call), directly or by proxy, and in the context of such meeting cast its vote as follows:

(a)	in favour of the approval (without changes) of the financial statements attached hereto as Schedule F(b);

(b)	in favour of the appointment of the current directors and statutory auditors (sindaci) for a period of 1 (one) year ending upon approval of the financial statements as at 31 December 2014;

(c)	in favour of the appointment of Mr. Giuliano Asperti as chairman of the board of directors for the same period set out under paragraph (b) above;

(d)	in favour of the payment to the directors so elected of the following annual fees: Euro 150,000.00 to the Chairman due on a monthly basis in installments of Euro 12,500.00 each, Euro 20,000.00 to Mr. Luigi Fucili due on a monthly basis in installments of Euro 1,666.00 each and Euro 300,00 to each of the other directors for each board meeting at which they participate;

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(e)	in favour of the confirmation of the current auditing company for the fiscal years 2014-2017;

(ii)	use its best effort to cause PM to participate in second call (and not in first call), directly or by proxy, to the O&S Ordinary Shareholders’ Meeting and in the context of such meeting cast its vote as follows:

(a)	in favour of the approval (without changes) of the financial statements attached hereto as Schedule G(b);

(b)	in favour of the confirmation of the current auditing company for the fiscal years 2014-2017;

(iii)	use its best efforts to procure that the directors and possibly the statutory auditors (sindaci) of PM and O&S hand in their written resignations by virtue of a letter executed substantially in the form attached hereto as Schedule 3.1;

(iv)	use its best efforts to procure that the board of directors of PM convenes an ordinary shareholders meeting of PM to be held on the Date of Closing for the purposes of electing new directors and possibly statutory auditors (sindaci) in lieu of the ones in office as a consequence of their resignations under paragraph (iii) above;

(v)	mandate the Fiduciary Company to timely file with PM the list of candidate directors and possibly statutory auditors (sindaci) put forward for election in the ordinary shareholders meeting under paragraph (iv) above, such list to be prepared in accordance with the instructions to be timely given in writing by Manitex to IPEF.

3.2	182bis Filing. Before the Date of Closing, IPEF shall also use its best efforts to procure that PM makes the 182bis Filing as soon as possible following the Signing Date.

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3.3	Pilosio Transfer. Before the Date of Closing and upon satisfaction of the conditions precedent set out in the Pilosio Transfer Agreement, Columna shall cause its subsidiary Polo Holdings S.à.r.l. to purchase from PM the equity interests in Pilosio and shall cause the relevant price to be paid out of the Escrow.

ARTICLE 4

CLOSING

4.1	Closing. Subject to the discharge by IPEF and Columna of the obligations set forth in Articles 2 and 3 and the satisfaction or waiver in writing of the conditions precedent set out in Article 10, Closing shall take place on the Date of Closing at such place and/or time which will be mutually agreed upon by the Parties and PM.

4.2	Closing actions. At Closing, each Party shall do or procure the performance of all actions necessary in order to consummate the transactions contemplated by this Agreement as follows:

(a)	Manitex shall subscribe for the Manitex Capital Increase and concurrently pay-in the relevant capital contribution as to Euro 12,000,000 (twelve million) in cash and as to the remaining Euro 32,500,000 (thirty two million five hundred thousand) by off-setting the relevant debt against the PM debts purchased under the Assignment Agreement of the PM Bank Debt;

(b)	IPEF shall use its best efforts to procure that PM’s directors register Manitex, or the Designated Person, as shareholder of PM in the shareholders register and deliver to Manitex or the Designated Person a copy of such registration as well as of the registration of the New Shares in the name of Manitex or the Designated Person by the centralized securities management agency (Monte Titoli) and the registration of the PM Pledge on the New Shares in the form requested by the Senior Banks;

(c)

unless Manitex is entitled to participate to the ordinary shareholders meeting of PM called in pursuant to Article 3.1 (iv) as new shareholders of PM, IPEF shall participate and, in the event it is not entitled to, shall mandate the Fiduciary

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Company to participate to such shareholders meeting of PM and cast its vote in favour of the appointment of the directors and possibly the statutory auditors set out in the list filed with PM pursuant to Article 3.1 (v) or, failing such list, in accordance with the instructions of Manitex;

(d)	the Parties shall carry out any additional formality and execute any further document that will be required under applicable Laws to execute the Investment;

(e)	IPEF shall procure that Pilosio pays to PM the debts owed by Pilosio and O&S to PM net of any set-off against debts owed by PM and O&S to Pilosio.

4.3	Acquisition of Title. Upon completion of Closing, Manitex will acquire title to the New Shares together with all rights coupled therewith starting from the Date of Closing.

4.4	Right to Designate. Manitex shall have the right to designate a Person to become a party to this Agreement and to subscribe and pay for the New Shares in accordance with the terms hereof (the “Designated Person”), provided that such designation is made in compliance with the following provisions:

a.	anything in any applicable provisions of law to the contrary notwithstanding, such designation will be sufficiently made if notified in writing to IPEF together with the written acceptance of the Person so designated;

b.	such designation shall be notified to IPEF not later than 3 (three) Business Days prior to the Date of Closing;

c.	the Designated Person will be an Affiliate of Manitex incorporated in Europe or the United Kingdom;

d.	Manitex will be jointly liable with the Designated Person for the correct execution of the transactions contemplated in this Agreement and such joint liability will be confirmed in the notice under paragraph (b) above.

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4.5	Timing and effectiveness. All of the actions, executions, productions, remittances and deliveries under Article 4.2 provided to be taken and made at Closing shall take place simultaneously, meaning that no action, execution, production, remittance and delivery shall be effective unless all other actions, executions, productions, remittances and deliveries shall be fully and regularly performed.

ARTICLE 5

REPRESENTATIONS AND WARRANTIES BY IPEF

5.1	Representations and warranties by IPEF. Subject to the provisions of Section 5.2, IPEF makes to Manitex the following representations and warranties, and acknowledges that they are correct and true as at the date of execution of this Agreement and that they shall be correct and true as at the Closing.

(a)	Power and authorizations; Governmental Approvals; third party consent

(i)	IPEF has full power and authority to execute and deliver this Agreement and each other document or instrument delivered in connection herewith and to perform its obligations under this Agreement and each other document or instrument delivered in connection herewith and consummate the transactions contemplated hereby.

(ii)	This Agreement and any other document or instrument delivered in connection herewith constitute a legally valid and binding obligation for IPEF. Neither the execution or the delivery of this Agreement nor the consummation of the transactions contemplated hereby will result in violation of: (i) any law provision or the by-laws of IPEF or any resolution taken by the competent corporate bodies of IPEF; (ii) any judgement, decree, injunction or arbitration award rendered or delivered by any Governmental Authority or arbitrator having jurisdiction or competence upon IPEF.

(iii)	No Governmental Approval is required to be obtained by IPEF under the relevant Law in connection with the execution, delivery and performance of this Agreement at or prior to the Closing Date.

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(b)	Stock capital of PM and O&S

(i)	IPEF is the legal and beneficial owner of no. 77,669,404 shares in PM representing 76.66% of the issued and authorized share capital of PM. Such shares are subject to the PM Pledge.

(ii)	The shares of O&S are subject to the O&S Pledge.

(iii)	There is no agreement or undertaking pursuant to which any Person is or could become entitled to request the issue of new shares by PM or O&S and/or the transfer of any of the issued and authorized shares.

(iv)	PM and O&S have neither issued: (A) any options (other than the officers and directors incentive plan agreed with the Senior Banks in the context of the 2012 restructuring), warrants, conversion privileges or rights, purchase rights, subscription rights, exchange rights or other contracts or commitments which could require PM and O&S to issue or sell any of its capital stock, (B) any convertible or exchangeable securities against shares, or (C) any other securities which could give rise to a capital increase, nor has it issued any securities granting the right to any amount which PM and O&S might distribute, or the voting rights in the general meetings of PM and O&S or which could result in any limitation of the rights attached to the issued shares.

(c)	Incorporation and existence of PM and O&S

(i)	PM and O&S are duly incorporated, organized and validly existing under the Laws and have full corporate power and all necessary Governmental Approvals to carry on their business as currently conducted and to own, lease and operate the assets and properties used in connection therewith, and no of them has violated any terms of such Governmental Approvals.

(ii)	PM and O&S have not been subject to any insolvency or bankruptcy or recovery process whatsoever other than the Previous Restructuring Proceedings and no such process is pending. On the Date of Signing PM and O&S have a negative equity relevant for the purposes of article 2447 of the Italian Civil Code.

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(iii)	Copies of the current by-laws of PM and O&S are attached as Schedule 5.1 (c) (iii), which copies are true and complete.

5.2	Exclusion of further representations or warranties. It is expressly specified and agreed upon by the Parties that the representations and warranties set forth in Section 5.1 are the sole representations and warranties given by IPEF to Manitex in connection with the Investment contemplated in this Agreement, with express exclusion of any other implicit representation and warranty.

ARTICLE 6

REPRESENTATIONS AND WARRANTIES BY MANITEX

6.1	Representations or warranties by Manitex. Subject to the provisions of Section 6.2, Manitex makes to IPEF the following representations and warranties, and acknowledges that they are correct and true as at the date of execution of this Agreement and that they shall be correct and true as at Closing.

(a)	Corporate power and authorizations

(i)	Manitex has full corporate power and authority to execute and deliver this Agreement and each other document or instrument delivered in connection herewith and to consummate the transactions contemplated hereby.

(ii)	This Agreement constitutes a legally valid and binding obligation for Manitex, and the entry into this Agreement and/or the performance by Manitex of its obligations hereunder has been duly authorized by means of all corporate actions taken by the competent corporate bodies of Manitex. No consent, approval, authorisation, declaration or communication to or from whatsoever public authority or other entity is required to be obtained or performed by Manitex in connection with the entering into this Agreement and/or the performance of any obligation hereunder for the Investment.

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(b)	Violations

Neither the execution or the delivery of this Agreement nor the consummation of the transactions contemplated hereby will result in violation of:

(i)	any law provision or the by-laws of Manitex or any resolution taken by the competent corporate bodies of Manitex;

(ii)	any judgement, decree, injunction or arbitration award rendered or delivered by any Governmental Authority or arbitrator having jurisdiction or competence upon Manitex.

6.2	Exclusion of further representations or warranties. It is expressly specified and agreed upon by the Parties that the representations and warranties set forth in Section 6.1 are the sole representations and warranties given by Manitex to IPEF in connection with the Investment contemplated in this Agreement, with express exclusion of any other implicit representation and warranty.

ARTICLE 7

COVENANTS

7.1	General. During the period between the date hereof and the Date of Closing, each Party will use its reasonable best efforts to take all actions and do all things necessary, proper or advisable to consummate, make effective, and comply with all of the terms of this Agreement and the transactions contemplated hereunder. Each Party shall cooperate with each other and use commercially reasonable efforts to satisfy all of the Closing conditions in an expeditious manner.

7.2	Access to information. From the date hereof until Closing, IPEF shall permit and use its reasonable best efforts to cause PM and O&S to permit, Manitex, its Affiliates and/or their Representatives to have access at all reasonable times, to a reasonable extent, and in a manner so as not to interfere with the normal business operations of PM and O&S, to their premises, properties, management, employees, personnel, systems, stored data and other information, books, records, contracts and documents Manitex may reasonably request.

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7.3	Conduct of IPEF prior to Closing. From and after the date hereof, and until completion of Closing, unless otherwise contemplated by this Agreement or approved in writing by Manitex, IPEF shall not take any action that would require a resolution of the shareholders meeting of PM (except for the resolutions to be approved by IPEF in the context of the PM Extraordinary Shareholders’ Meeting and the PM Ordinary Shareholders’ Meeting pursuant to Articles 2, 3 and 4.2(c) above) or that may prejudice or affect the consummation of the Investment, including by way of example approving any resolutions of the shareholders meeting of PM providing for:

(a)	the issuance of new shares other than in the context of the Capital Increases, the issuance of convertible bonds, bonds with warrants or any other securities convertible into or exercisable for any shares of capital stock of PM, any rights, warrants, options, calls or commitments to acquire or related to any shares of capital stock or other equity interests with respect to PM, any awards under any bonus, incentive or other compensation plan or arrangement which would result in the right to receive shares or other equity interests of PM (including the grant of stock options, stock appreciation rights or other stock related awards) or modifies or amends any right of any holder of outstanding shares of capital stock of, or any options with respect to PM;

(b)	any extra-ordinary corporate transaction of PM such as mergers, demergers, spin-offs, disposals of equity interest or businesses other than in accordance with the Restructuring Plan;

(c)	any bonus, award, benefit or other compensation plan or arrangement to any director or officer of PM different from the directors’ fees set out in Article 3.1 (i) (d) above or any increase or variation of whatever nature of such fees;

(d)	the change of the Organizational Documents of PM, save for those necessary to comply with any mandatory provision of law or to allow the consummation of the Investment.

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7.4	Conduct of business prior to the Closing. From and after the date hereof, and until completion of Closing, unless otherwise contemplated by this Agreement or approved in writing by Manitex, IPEF shall use its reasonable best efforts to cause PM and O&S to conduct the respective businesses in the ordinary course of business, consistent with past practice.

Without limiting the generality of the foregoing, during the period between the date hereof and the occurrence of Closing, and unless otherwise contemplated by this Agreement or approved in writing by Manitex, which consent shall not be unreasonably withheld or delayed, IPEF shall use its reasonable best efforts to procure that nor PM or O&S:

(a)	issues, sells, pledges, transfers, grants, otherwise disposes of or encumbers any shares of capital stock or other equity interests of PM and O&S, convertible bonds, bonds with warrants or any other securities convertible into or exercisable for any shares of capital stock of PM and O&S or equity interests, any rights, warrants, options, calls or commitments to acquire or related to any shares of capital stock or other equity interests with respect to PM and O&S, any awards under any bonus, incentive or other compensation plan or arrangement which would result in the right to receive shares or other equity interests of PM and O&S (including the grant of stock options, stock appreciation rights or other stock related awards) or modifies or amends any right of any holder of outstanding shares of capital stock of, or any options with respect to PM and O&S;

(b)	takes any action that would require a resolution of the shareholders meeting of PM and O&S, except for those resolutions that may be required to effectuate and carry out the terms and conditions of this Agreement;

(c)	borrows from financial institutions, issues any debt securities or otherwise incurs any indebtedness or guarantees any indebtedness, assumes guarantee or endorses of any obligations of any other Person other than as set forth in the Banks Restructuring Agreement;

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(d)	merges or consolidates or agrees to merge or consolidate with any Person or takes any action with respect to any recapitalization, restructuring reorganization, liquidation or dissolution of PM and O&S other than the actions laid out in the Banks Restructuring Agreement;

(e)	sells, transfers, leases, mortgages, encumbers, licenses or otherwise disposes of assets (other than the equity interest in Pilosio under the Pilosio Transfer Agreement), properties or businesses in any transaction or series of related transactions; incur, create or assume any Encumbrance on any of the assets or properties of any company of PM and O&S other than as permitted under the Banks Restructuring Agreement;

(f)	changes the Organizational Documents of PM and O&S, save for those necessary to comply with any mandatory provision of law;

(g)	changes the normal level of inventories or supplies, or alter its practice or policy in collection of accounts receivable or payment of accounts payable, other than in the ordinary course of business;

(h)	assumes or enters into or renegotiates or renews any collective bargaining agreement, contract or other agreement or understanding with a labor union or labor organization at, or any employee, of PM and O&S;

(i)	makes any loans, advances or capital contributions to, or investments in, any other Person;

(j)	settles any pending or threatened claims, actions, arbitrations, disputes or other proceedings;

(k)	makes any capital expenditure in excess of the amounts set out in the Restructuring Plan with respect to the relevant timeframe;

(l)	acquires (by merger, consolidation or acquisition of shares or assets) any corporation, partnership or other business organization or division or business unit or material asset thereof or any equity interest therein;

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(m)	enters into or effectuates any transaction with its Affiliate or any other related person other than in the ordinary course of business and on arm’s length terms and/or makes any payment to its Affiliates other than pursuant to agreements executed before or after the Date of Signing on arm’s length terms, in the ordinary course of business and consistently with past practice;

(n)	(A) makes any change in the terms and conditions of employment of any director, officer or employee or (B) hires, employs or lays off directors, officers or employees, other than in the ordinary course of business; grants any increase in the compensation of their directors, officers and employees; pays or provides compensation or benefit to its directors, officers and employees other than in the ordinary course of business;

(o)	implements any change in accounting methods, principles, practices or procedures.

7.5	Notice of development. IPEF will give prompt written notice to Manitex of any material adverse development of which it becomes aware and which may cause a breach of any of the representations and warranties in Article 5.

ARTICLE 8

INDEMNIFICATION FOR BREACH BY IPEF OF

REPRESENTATIONS, WARRANTIES AND COVENANTS

8.1	Indemnification. Subject to the other terms and conditions of this Agreement, IPEF shall indemnify and hold Manitex, its Affiliates and their Representatives (collectively, the “Manitex Indemnified Parties”) harmless from and against any Loss suffered or incurred by any of the Manitex Indemnified Parties or PM and O&S arising out of or resulting from any breach of, inaccuracy in, non fulfillment of, or misrepresentation in any representation or warranty, undertaking, obligation, agreement or covenant of IPEF under this Agreement.

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The indemnification related to any Loss as per this Section 8.1 (hereinafter referred to as “Indemnification”) shall be calculated and paid as provided for in following Sections of this Article 8.

8.2	Limitation to the obligation to indemnify. The Parties agree that notwithstanding anything to the contrary herein, at law or in equity, the right to indemnification, reimbursement or other remedy based upon such representations, warranties, covenants and obligations shall not be affected by any investigation conducted with respect to, any knowledge or awareness acquired for (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement or the Date of Closing, or any information (other than information Disclosed) furnished to Manitex, its Affiliates and their Representatives, with respect to the accuracy or inaccuracy of or compliance with any such representation, warranty, covenant or obligation. It is understood that in no event IPEF shall indemnify any Manitex Indemnified Party in case the directors and statutory auditors (sindaci) of PM and/or O&S eventually refuse to resign from their office and/or refuse to carry out any actions they are expected to carry out according to this Agreement.

8.3	Time limitations. In no event shall IPEF be liable to Manitex under this Article 8 in respect of any actual or alleged breach of any representations and warranties contained in this Agreement which is notified to IPEF later than 12 (twelve) months after the Date of Closing.

Any claim made pursuant to the provisions of this Article shall remain valid until the claimed Loss, if due, has been actually indemnified, notwithstanding the time limits set forth in this Article 8.3 are elapsed. For the sake of clarity, it is hereby understood and agreed that any indemnification obligation in respect of any Loss which constitutes the object of pending litigation under Article 14 hereof or of a pending judicial dispute or which has not been determined in the exact amount as at the date of expiration of the aforesaid time limits, shall also survive and remain in full force and effect until such time as the relevant proceedings have come to an end and IPEF, if so decided in the outcome of such proceedings, has paid and discharged such Indemnification in full. IPEF’s aggregate liability for or with respect to any inaccuracies in or breaches of any representation or warranty made by IPEF under Article 6 for all Indemnifications shall not exceed, in any event, an aggregate total amount of Euro 2.000.000 (two million).

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8.4	Handling of Claims—Procedure. Notices of claims under this Article 8 by any Manitex Indemnified Parties shall be given to IPEF. In case of claims for inaccuracy in or breach of representations and warranties, such notice shall be made within the relevant survival period pursuant to Section 8.3. Such notice of claim shall specify in reasonable detail the factual basis of the claim and a non-binding estimate of the amount of Losses which are, or are to be, the subject of the claim (including any Losses which are contingent on the occurrence of any future event). If Manitex Indemnified Parties fail to give notice required pursuant to this Section 8.4 within the relevant period specified in Section 8.3, the Manitex Indemnified Parties shall not be entitled to make the relevant claim under this Agreement.

ARTICLE 9

INDEMNIFICATION BY MANITEX

9.1	Manitex indemnification. Manitex shall indemnify and hold IPEF harmless from and against any Loss suffered or incurred by IPEF resulting from (i) a breach of any representation or warranty given by Manitex hereunder or (ii) a breach of any covenant undertaken by Manitex hereunder including Manitex’s failure to subscribe for the Manitex Capital Increase and concurrently pay-in the relevant capital contributions at the terms set out in Article 4 above, upon discharge of all the obligations set forth in Articles 2 and 3 and the satisfaction or waiver in writing of the conditions precedent set out in Article 10. Manitex’s aggregate liability for or with respect to any inaccuracies in or breaches of any representation or warranty made by Manitex under Article 6 for all Indemnifications shall not exceed, in any event, an aggregate total amount of Euro 2,000,000.00 (two million).

To this extent the claim handling procedure set forth in Article 8 shall apply mutatis mutandis.

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ARTICLE 10

CONDITIONS PRECEDENT TO CLOSING

10.1	Conditions precedent to the obligations of Manitex. The obligations of Manitex to consummate the transactions contemplated hereunder shall be subject to the satisfaction or waiver of the following conditions:

(a)	the court will have confirmed the Bank Restructuring Agreement pursuant to article 182bis of the IBL (omologazione dell’accordo di ristrutturazione dei debiti);

(b)	the board of directors of PM will have confirmed in writing to Manitex that the decision of the court confirming the Banks Restructuring Agreement pursuant to article 182bis of the IBL has not been timely challenged under article 182bis, paragraph 5, of the IBL or, alternatively, that any challenge have been rejected by the competent Court;

(c)	PM’s Extraordinary Shareholders’ Meeting will have approved the Capital Increases in accordance with the terms and conditions set out in Recital F;

(d)	the O&S Extraordinary Shareholders’ Meeting will have approved the O&S Capital Increase in accordance with the terms and conditions set out in Recital G.2;

(e)	the shareholders meeting of PM and O&S will have approved the respective financial statements as at 31 December 2013 with the same contents of the draft financial statements attached hereto as Schedule F(b) and Schedule G(b);

(f)	PM will have approved the audited consolidated financial statements of PM as at 31 December 2013 and the auditing company of PM will have released a clean opinion thereon save for possible qualifications on the going concern of PM;

(g)	the Shareholders Capital Increase shall not have been subscribed in full within the deadline set by the resolution of the PM’s Extraordinary Shareholders Meeting;

(h)	the auditing company of PM will have released a clean opinion on the consolidated financial statements of PM (excluding Pilosio and its subsidiaries), including (i) the statements of income, comprehensive income, cash flows and changes in equity for the three years ended respectively on 31 December 2011, 31 December 2012 and 31 December 2013 and (ii) the balance sheets for the two years ended on 31 December 2012 and 31 December 2013 (the “PM Group carve-out year-end consolidated financial statements”) except for possible qualifications in respect of PM’s going concern;

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(i)	the directors of PM and O&S will have handed in their resignations by virtue of a letter executed in the form attached hereto as Schedule 3.1;

(j)	the board of directors of PM and the board of directors of O&S will have convened the respective ordinary shareholders meeting on the Closing Date for the purpose of electing new directors and possibly statutory auditors (sindaci) in lieu of those leaving the office:

(k)	prior to or at the latest on the date of subscription by Manitex for the Manitex Capital Increase and subject to payment by Manitex of the consideration due pursuant to the Assignment Agreements of PM Banks Debts, PM will have cashed or will cash the purchase price for 100% of the shares in Pilosio set out in the Pilosio Transfer Agreement;

(l)	no order, injunction, judgment or decree issued by any governmental or judicial authority or other legal restraint or prohibition preventing the subscription for the Manitex Capital Increase will be in effect;

(m)	none of the following events, changes or circumstances shall have occurred prior to the Date of Closing:

(i)	a disruption in the financial, banking, lending, debt or capital markets or in securities settlement or clearance services in the United States preventing Manitex from subscribing and/or completing the Manitex Capital Increase;

(ii)	suspension or material limitation in trading in securities in general preventing Manitex from subscribing and/or completing the Manitex Capital Increase;

(iii)	a Material Adverse Effect (Effetto Pregiudizievole Significativo) as defined in the Banks Restructuring Agreement, unless cured by the Date of Closing;

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(n)	prior to the subscription by Manitex for the Manitex Capital Increase and subject to payment by Manitex of the consideration due pursuant to the Assignment Agreements of PM Banks Debts, the Pilosio Transfer Agreement shall have become effective (i.e. the Pilosio’s shares shall have been transferred to Polo Holdings S.à.r.l., the subsidiary of Columna, thereunder);

(o)	prior to the subscription by Manitex for the Manitex Capital Increase and subject to payment by Manitex of the consideration due thereunder, the Assignment Agreements of the PM Bank Debts and the Assignment Agreements of O&S Bank Debts shall have become effective.

10.2	Waiver. Manitex may at any time waive in whole or in part and conditionally or unconditionally the conditions set out in Section 10.1 by notice in writing to IPEF and Columna.

10.3	Deadline. Should the conditions precedent under Section 10.1 not be all satisfied or waived by 31 January 2015, this Agreement shall be definitively with no effect.

ARTICLE 11

TERMINATION

11.1	Termination. This Agreement may be terminated by written notice to the other Parties at any time prior to the Date of Closing:

(a)	by the written agreement of Manitex and IPEF;

(b)	by Manitex, if IPEF shall have breached, in any material respect, any of its representations, warranties, covenants or other obligations under this Agreement and such breach shall be incapable of cure or has not been cured within 10 (ten) Business Days following the giving of written notice of such breach to IPEF;

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(c)	by IPEF, if Manitex shall have breached, in any material respect, any of its representations, warranties, covenants or other obligations under this Agreement and such breach shall be incapable of cure or has not been cured within 10 (ten) Business Days following the giving of written notice of such breach to Manitex;

(d)	by Manitex, if any of the conditions in Section 10.1 is or becomes incapable of being satisfied and Manitex has not waived such condition, and the non-satisfaction is not due to a failure by Manitex to fulfill its obligations under this Agreement.

11.2	Effect of Termination. If this Agreement is terminated pursuant to Article 11.1, this Agreement shall become void and of no effect without liability of any Party (or its Affiliates or any of its Representatives) to the other Party; provided, however, that nothing herein shall relieve any Party from liability for any breach hereof prior to such termination.

ARTICLE 12

ANNOUNCEMENTS AND CONFIDENTIALITY

12.1	Press release and announcement. No publicity, release of announcement to the public concerning the existence, negotiation, execution or delivery of this Agreement, or any of the provisions contained herein, or the transactions contemplated hereby or any matter ancillary thereto shall be made by any Party prior to, or on, or after the Date of Closing, without the prior written consent of the other Party, as to both form and contents, which consent and approval shall not be unreasonably withheld; provided, however, that nothing herein shall prevent Manitex from making any announcement or filing mandatorily required by Laws or by the rules and regulations of any stock exchange or other regulatory body having jurisdiction on Manitex.

12.2	Confidentiality. Each Party shall maintain in confidence, and shall cause its Representatives to maintain in confidence, any written, oral, or other information obtained in confidence from the other Party or PM and O&S in connection with this Agreement or the transactions contemplated hereunder.

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The above restrictions shall not apply to the disclosure of any of the aforesaid information by a Party, if (a) such disclosure or the furnishing or use of such information is required by any applicable Law (including, for the avoidance of doubt, rules or regulations issued by a relevant stock exchange applicable to a Party), (b) such disclosure or the furnishing or use of such information is required pursuant to this Agreement, (c) such information is already known to such Party or to others not bound by a duty of confidentiality or such information becomes publicly available through no fault of such Party, or (d) the use of such information is necessary or appropriate in making any filing or obtaining any Governmental Approvals required for the consummation of the transactions contemplated hereunder.

ARTICLE 13

MISCELLANEOUS

13.1	Joint liability of Columna. Columna hereby agrees pursuant to article 1936 of the Civil Code to guarantee the discharge by IPEF of any and all obligations of IPEF under this Agreement and to be jointly liable with IPEF for the correct and timely performance of the transactions contemplated under this Agreement.

13.2	Taxes, costs and expenses. Manitex shall bear all the taxes, costs and expenses incurred in connection with this Agreement other than the fees due by Columna to its legal and financial advisors, unless agreed otherwise between the Parties.

13.3	Amendment. No amendment to this Agreement shall be effective against any Party hereto unless made in writing and signed by such Party.

13.4	Failure and waiver. No failure to exercise or delay in exercising any right or remedy under this Agreement shall constitute a waiver thereof. No single or partial exercise of any right or remedy under this Agreement shall prevent any other or further exercise thereof or the exercise of any other right or remedy.

A waiver of any term, provision or condition of, or consent granted under, this Agreement shall be effective only if given in writing and signed by the waiving or consenting Party and only for the purpose for which it is given.

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18 rue de l’Eau

L-1449 Luxembourg

13.5	Severability. The invalidity for any reason or the unenforceability of any provisions (or part thereof) of this Agreement shall not affect the validity, legality or enforceability of any other provisions of this Agreement (or part thereof); it being agreed and understood by the Parties that if any provision (or part thereof) is or at any time becomes to any extent invalid, illegal or unenforceable, the Parties shall negotiate to any possible legal extent and in good faith such replacement provisions or such changes to this Agreement as may be necessary to implement the transactions contemplated herein in the manner originally agreed.

13.6	Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and may not be assigned by IPEF, Columna or Manitex except for the right of Manitex under Article 4.4.

13.7	Notices and other communications. Unless otherwise provided for in any other provision of this Agreement, any notice, communication or other document required or permitted to be given under this Agreement shall be made in writing and in English and shall be deemed to have been duly and validly given: (a) in the case of notice sent by registered, certified or express mail or international courier, upon receipt of same, and (b) in the case of notice sent by telefax on the date and at the time of confirmation of dispatch; addressed, in all cases, as follows:

(a)	if to IPEF:

IPEF III HOLDINGS N.11 S.A. in liquidation

18, Rue de l’Eau

L – 1449 Lussemburgo

Grand Duchy of Luxembourg

fax +352 22 55 05 29

Attention Mr. Jean–Yves Nicolas

with copy to:

CMS Adonnino Ascoli & Casavola Scamoni

Via Agostino Depretis 86

00184 Rome

Telephone +39 06 47 8151

Fax +39 06 483755

Attention Mr. Paolo Bonolis

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IPEF III Holdings n° 11 S.A.

18 rue de l’Eau

L-1449 Luxembourg

(b)	if to Manitex to:

Manitex International Inc.

9725 Industrial Drive

Bridgeview, IL 60455

Telephone: 001 (0) 708 237 2080

Fax: 001 708 430 1335

Attention: Messrs. David Lagevin and Andrew Rooke

with copy to:

Orrick Herrington & Sutcliffe

Corso Matteotti 10

20121 Milan

Telephone: 0039 02 45413800

Fax: 0039 02 45413801

Attention: Ms. Daniela Andreatta

(c)	if to Columna to:

Columna Holdings Limited

1 Royal Plaza, Royal Avenue,

St Peter Port, Guernsey GY1 2HL, The Channel Islands

Telefax: +44 (0) 1481 715219.

Attention of Mr. Andrew Carrè

with copy to:

CMS Adonnino Ascoli & Casavola Scamoni

Via Agostino Depretis 86

00184 Rome

Telephone +39 06 47 8151

Fax +39 06 483755

Attention Mr. Paolo Bonolis

or to such other address, facsimile no. or to such other person as any Party shall have last designated by notice to the other Party in accordance with the provisions of this Section 13.6.

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IPEF III Holdings n° 11 S.A.

18 rue de l’Eau

L-1449 Luxembourg

13.	7 Language; Counterparts. This Agreement shall be executed in the English language. This Agreement may be executed in counterparts, each of which shall be deemed to constitute an original but all of which shall constitute one and the same instrument. Any facsimile copy of another Party’s executed counterpart of this Agreement (or its signature page thereof) shall be deemed to be an executed original thereof.

ARTICLE 14

GOVERNING LAW AND JURISDICTION

14.1	Governing law. This Agreement shall be governed by, and construed and interpreted in accordance with, the Laws of Italy.

14.2	Jurisdiction. The Courts of Milan shall have exclusive jurisdiction in respect of any dispute arising out of this Agreement.

*****

As the content of the investment agreement copied above is consistent with our understandings, we execute this letter in sign of its unconditional and full acceptance.

Best regards

/s/ Emanuela Di Muzio

IPEF III Holdings n° 11 S.A.

Emanuela Di Muzio

[duly authorized proxy]

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